EMPLOYMENT AGREEMENT

         Employment Agreement dated as of July 7 , 1998, by and between JENNA LANE, INC., a Delaware corporation with offices at 1407 Broadway, New York, New York 10018 (the "Company") and ANDREW MILLER, residing at 27 Reynolds Lane, Katonah, New York 10536 (the "Executive").

         WHEREAS, the Company and the Executive desire to set forth the terms of Executive's employment with the Company, pursuant to the terms and conditions hereof.

         NOW, THEREFORE, the parties hereby agree as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

         1.  Employment and Duties.

                  (a) The Company hereby employs the Executive, and the Executive hereby accepts employment by the Company, as President and Chief Operating Officer of the Company, and shall report directly to the Co-Chief Executive Officers and the Board of Directors of the Company. As such, Executive shall perform duties and functions and assume and discharge those responsibilities which are otherwise usually performed by persons holding similar titles with the Company and shall perform such other duties as may be assigned to him from time to time by the Co-Chief Executive Officers and Board of Directors of the Company.

                  (b) The Executive shall devote his full time to the business and affairs of the Company, shall use his best efforts to promote the interests of the Company and its affiliates, and shall discharge his responsibilities in a diligent and faithful manner, consistent with sound business practices. The Executive shall not engage in any other employment or business activity, except the supervision of his private investments.

                  (c) The Company agrees that during the term hereof the Executive's duties shall be such as to allow him to live and work in the New York City metropolitan area (including all of New York, New Jersey and Connecticut), and, except for short-term travel obligations in the ordinary course of business, the Company shall not assign Executive to a principal place of work outside the New York City metropolitan area.

         2. Compensation. As payment for services to be rendered by Executive, during the term hereof, the Company shall pay the Executive, and the Executive shall accept the following as income:

                  (a) Base Salary. A base salary equal to $4,000 per week ("Base Salary");

                  (b) Stock Options. As of the commencement of the term of Executive's employment hereunder, the Board of Directors of the Company shall grant 100,000 non-qualified, non-incentive stock options (the "Options"), outside of the Company's 1996 Incentive Stock Option Plan ("Plan"), which shall vest, subject to Executive's continuing employment hereunder, and have such exercise prices as set forth below:

Date First Exercisable     Number of Shares          Exercise Price Per Share
----------------------     ----------------          ------------------------
July 6, 1999                    25,000                        $4.00
July 6, 2000                    50,000                        $6.00
July 6, 2001                    25,000                        $8.00

         The Options shall be further subject to the terms and conditions of a Stock Option Agreement to be executed and delivered by the Company and the Executive, in such form as the parties shall agree, but such agreement shall be in substance as similar as practicable to the terms of Stock Option Agreements under the Plan.

                  (c) Cash Bonus. Executive shall receive an amount (the "Bonus") equal to two and one-half percent (2-1/2%) of the excess above $1,000,000 of the net income before taxes of the Company for each full fiscal year of the Company during the term hereof (or prorated for partial years during the term hereof), payable once annually on or before June 30 of each year during the term hereof, provided that Executive shall still be employed by the Company on the date of such payment ("Payment Date"). Notwithstanding the foregoing, on each Payment Date, Executive shall receive a minimum annual bonus equal to $15,000. Nothing herein shall be interpreted as entitling Executive to receive any part of a contemplated Bonus if Executive's employment hereunder terminates for any reason prior to a Payment Date, provided, that if Executive's employment hereunder shall be terminated by the Company without Cause, or if Executive shall die during the term hereof, Executive (or his personal representatives) shall be entitled to receive a prorated Bonus on the next succeeding Payment Date with respect to the period of employment during the applicable year.

                  (d) Expense Allowance. The Company also shall provide Executive with a monthly expense allowance (the "Expense Allowance") which Executive shall utilize for business expenses related to the business of the Company, equal to $4,000 for each complete month during the term hereof.

                  (e) Incentive Shares. Upon the earlier to occur of (i) the execution and delivery by all parties thereto of a letter of intent with a proposed underwriter of an underwritten public offering of the Company's securities involving gross proceeds to the Company of at least $15,000,000 and a public offering price of at least $20.00 per share (a "Secondary Offering") and
(ii) seven (7) days prior to the filing by the Company of a registration statement with the Securities and Exchange Commission with respect to a Secondary Offering, the Company shall issue to Executive, if he shall be employed hereunder on such date, an aggregate of ten thousand (10,000) shares of Common Stock, par value $.01 per share, of the Company (the "Incentive Shares"), as part of his compensation hereunder. The Incentive Shares shall be issued in the name of Executive and placed in escrow with the Company's counsel ("Escrow Agent"), during which time Executive shall be the record and beneficial owner thereof and shall be entitled to any voting rights attaching thereto. The Escrow Agent shall release the Incentive Shares to Executive upon the consummation of a Secondary Offering, but shall return the Incentive Shares to the Company for cancellation and return to treasury if the Secondary Offering is not consummated, for any reason, within six (6) months after the issuance of the Incentive Shares, unless extended by the Company in its sole discretion.

                  (f) Certain Perquisites. The Company shall provide the Executive with one hundred percent (100%) of the cost of health insurance for him and his dependents or shall reimburse Executive for the reasonable cost of continuing his current health insurance coverage. Executive also shall be entitled to participate in the Company's 401(k) profit sharing plan. Executive shall be entitled to and shall receive during the term hereof such vacation, holiday and similar rights and privileges as shall be reasonably determined by the Co-Chief Executive Officers. Executive agrees that unused vacation time may not be carried over or credited to subsequent years. Executive shall also be reimbursed for all reasonable business expenses incurred on behalf of the Company in the course of performance of his duties hereunder, subject to provision of receipts or vouchers therefor and satisfactory explanations thereof. During the term of this Agreement, Executive shall be reimbursed on a monthly basis for the cost of a two-year lease, with no capitalized cost reduction, of a 1998 Jeep Cherokee or similarly priced automobile, as well as the reasonable costs of operating that vehicle, including without limitation, gasoline, insurance, tolls and repairs. In the event that Executive is terminated by the Company without cause, or if Executive dies during the term hereof, the Company agrees to continue the monthly lease payments through the remainder of the two-year term of the lease, but shall not continue any operating expenses relating to such lease after such termination or death.

         3. Definition of Cause. "Cause," as used herein, means the occurrence of any one of the following events: (a) the failure of Executive to perform duties or comply with reasonable directions of the Company; (b) the good faith determination by the Co-Chief Executive Officers or the Board of Directors of the Company in the exercise of its reasonable judgement that Executive has committed an act or acts constituting (i) a felony or other crime involving moral turpitude, dishonesty or theft, (ii) dishonesty or disloyalty with respect to the Company, or (iii) fraud; (c) a material breach by Employee of any of the terms and conditions of this Agreement; or (d) Executive's gross negligence in the performance of his duties hereunder. Any dispute, claim or controversy arising out of or relating to the definition of Cause herein or an attempt by the Company to terminate Executive for Cause shall be settled by arbitration in New York City, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The parties hereto agree that they will abide by and perform any award rendered by the arbitrator(s) and that judgment upon any such award may be entered in any court, state or federal, having jurisdiction over the party against whom the judgment is being entered. Any arbitration demand, summons, complaint, other process, notice of motion or other application to an arbitration panel or court of law, and any arbitration award or judgment may be served upon any party hereto by registered or certified mail, or by personal service, provided a reasonable time for appearance or answer is allowed.

         4. Termination and Term of Employment. The term of employment of the Executive hereunder shall commence on July 6, 1998 and shall terminate two years thereafter. Notwithstanding anything to the contrary herein, the Company at any time may terminate this Agreement and the employment of Executive without notice for Cause. In the event that the Company terminates this Agreement without Cause, the Company shall pay as severance to the Executive his Base Salary and Expense Allowance for the remainder of the term of this Agreement, as set forth herein and assuming Executive's compliance with the terms of Section 5 hereof as applicable.

         5.  Non-Competition; Confidentiality; Inventions.

                  (a) The Executive shall not (i) within six months after termination of his employment, if termination is a result of termination by the Company not for Cause, which termination is effected during the first year of his term hereof, or (ii) within 90 days after termination by the Company not for Cause of his employment, or such lesser period as shall be remaining in the term hereof, which termination is effected during the second year of the term of his employment (such periods, as applicable pursuant to clause (i) or (ii) above, the "Restriction Period"), in either case directly or indirectly, solicit or permit any business of which he is an owner, partner, shareholder, member, manager or executive to solicit any employee of the Company or any of its affiliates to leave its employ or join the employ of another, then or at a later time.

                  (b) The Executive shall not, at any time during the period of his employment by the Company or during the Restriction Period, in either case directly or indirectly, engage in or be interested (as owner, member, partner, shareholder, employee, director, officer, manager, agent, consultant or otherwise) in any firm, business or company which engages in any business which competes, directly or indirectly, with the business of the Company; provided that the ownership of two percent or less of a publicly-traded class of securities shall not be deemed a violation of the foregoing covenant.

                  (c) The Executive shall not, directly or indirectly, either during the term of this Agreement or thereafter, disclose to any person, firm or Company or use (except in the regular course of the Company's business) any confidential information of any type that he shall have acquired as a result of his employment with the Company, unless such information (i) has been first published voluntarily and intentionally by the Company, (ii) such disclosure is required by law, or (iii) such information (A) is or becomes generally available to the public other than as a result of disclosure by the Executive in violation of this Agreement or (B) was lawfully within the Executive's possession or independently developed or documented by the Executive prior to its being furnished to him by the Company. Promptly after termination of his employment hereunder, the Executive will surrender to the Company any and all lists, manuals, books and records of or relating to the business of the Company, all copies of the former, whether in use or not, and all other property belonging to the Company.

                  (d) The Executive agrees to make prompt and complete disclosure of every invention (whether or not patentable), process, product, apparatus, plan, system or improvement which he conceives or makes, and any patent application which he files, during the period of his employment by the Company or during the Restriction Period, which pertain to the Company's present or then contemplated field of business. The Executive further agrees that every said invention, process, product, apparatus, plan, system, improvement and filing which relates to the Company's present or then contemplated field of business shall be the sole and exclusive property of the Company but without expense to himself, he will execute any and all proper applications for patents, copyrights and trademarks, assignments and other instruments which the Company shall deem necessary or convenient to perfect its title in said property or to otherwise protect its interest therein in the United States or foreign countries, and render aid and assistance to the Company in any litigation or other proceeding pertaining to said property.

                  (e) The provisions contained in this Section 5 as to the time periods, scope of activities, persons or entities affected, and territories restricted shall be deemed divisible so that, if any provision contained in this
Section is determined to be invalid or unenforceable, such provisions shall be deemed modified so as to be valid and enforceable to the full extent lawfully permitted.

                  (f) The Executive acknowledges that the provisions of this
Section 5 are reasonable and necessary for the protection of the Company and that the Company will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that the Company will be entitled to injunctive relief for the purpose of restraining the Executive from violating such covenants in addition to any other relief to which the Company may be entitled under this Agreement.

         6. Representations and Warranties of Executive. Executive represents and warrants to the Company that:

                  (a) Executive is under no contractual or other restriction or obligation which is inconsistent with the execution, delivery and performance under this Agreement or the other rights of the Company hereunder.

                  (b) Executive is under no physical or mental disability that would hinder his performance of duties under this Agreement.

                  (c) Executive represents and warrants that he acknowledges that the forms of compensation included herein (including, without limitation, the issuance of the Incentive Shares) could result in substantial federal, state and other tax liability on the part of Executive, and Executive has sought and received legal, tax, financial and such other advice as he shall deem appropriate in connection therewith and otherwise in connection with the negotiation and preparation of this Agreement.

         7.  Miscellaneous.

                  (a) This Agreement shall be governed by and be construed in accordance with the law of the State of Delaware applicable to contracts made and to be performed in that state.

                  (b) The Executive may not assign his rights or obligations under this Agreement, or a participation in such rights and obligations, to any person by operation or law or otherwise without the prior written consent of the Company.

                  (c) All notices and other communications under this Agreement shall be in writing and shall be considered given only when delivered personally against written receipt therefor, mailed by registered mail (return receipt requested), or sent by expedited or overnight delivery service with return receipt, or sent by telecopier with confirmed receipt, to the party to receive notice at the addresses first set forth above, or such other address as either party may, upon ten (10) days' written notice, direct.

                  (d) Each of the parties hereto shall hereafter, at the request of either party hereto, execute and deliver such further documents and agreements, and do such further acts and things as may be necessary or expedient to carry out the provisions of this Agreement.

                  (e) The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

                  (f) This Agreement constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to the matters contemplated hereby, supersedes all prior agreements and understandings between them, and cannot be changed or terminated orally.

                  (g) The headings in this Agreement are intended solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

                  (h) This Agreement shall inure to the benefit of, and be binding upon, the heirs and personal representatives of the Executive and any successor to the Company including, but not limited to, any successor by merger or consolidation to the Company's business and assets, to the extent assigned in accordance with the terms hereof.

                  (i) The parties agree that, irrespective of the execution and delivery hereof, the terms of this Agreement shall not become effective until formal approval thereof has been obtained by the Board of Directors of the Company.

                  (j) The parties agree that the financial and other information contained in examples provided herein shall not be interpreted as representative of actual, historical, projected or other results relating to the Company.


                  IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the date first above written.
                                                 JENNA LANE, INC.


                                                 By:  /s/
                                                      Mitchell Dobies, President


                                                      /s/
                                                      ANDREW MILLER

                                                                 Exhibit 10.16

                      AMENDMENT TO EMPLOYMENT AGREEMENT

         Amendment to Employment Agreement dated as of July 23 , 1998, by and between JENNA LANE, INC., a Delaware corporation with offices at 1407 Broadway, Suite 1801, New York, New York 10018 (the "Company") and ERIC HOLTZ, residing at 1121 Knollwood Road, White Plains, New York (the "Executive").

         WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, dated as of May 21, 1997 (the "Agreement"); and

         WHEREAS, the Company and the Executive desire to amend the terms of the Agreement as hereinafter set forth.

         NOW, THEREFORE, the parties hereby agree as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

         1. Section 2(a) of the Agreement is hereby amended in its entirety to read as follows: "Executive shall receive a base salary ("Base Salary") equal to $3,846.16 per week or, if greater, an amount equal to seventy-two and one-half percent (72-1/2%) of the applicable base salary of each of the Company's Co-Chief Executive Officers of the Company."

         2. Section 2(c) and 2(d) are hereby deleted in their entirety, except for the last two sentences of Section 2(d).

         3. The second sentence of Section 2(e) is hereby amended to read as follows in its entirety: "The Company also shall (i) provide Executive with a monthly expense allowance of $2,500 (the "Expense Allowance") and (ii) in addition to such amount, reimburse Executive for actual business expenses, to the extent incurred on behalf of the Company, upon presentation of receipts or vouchers therefor."

         4. Section 2(f) of the Agreement is hereby amended to read as follows in its entirety:

         "The Board of Directors shall include Executive in the distribution (a "Bonus") of an aggregate, to all executives of the Company who may participate, of twelve and one-half percent (12- 1/2%) of the excess above $1,000,000 of the net income before taxes of the Company ("Excess Income") for each fiscal year of the Company during the term hereof (the "Bonus Pool"), payable once annually at such time as the Board of Directors shall determine (each a "Payment Date"), provided, that in no event shall the amount in the Bonus Pool be less than $100,000 if the net income before taxes of the Company for such fiscal year has equaled or exceeded $1,000,000. That portion of the Bonus Pool which shall be payable to Executive shall be as set forth below, provided, that Executive shall not receive less than one-half of the amount payable to either of the Company's Co-Chief Executive Officers. Notwithstanding anything contained herein, on each Payment Date, Executive shall receive a minimum annual bonus equal to $7,500 (the "Minimum Bonus"). If the ratio of Gross Profit of the Import Sales Group of the Company (the "Group") for the fiscal year immediately preceding the Payment Date (the "Applicable Year") to the aggregate Sales Prices of the Group for the Applicable Year (the "Gross Profit Ratio") is greater than 24%, then Executive shall receive a Bonus equal to 3.75% of the Excess Income. If the Gross Profit Ratio is at least 21% but less than 24%, then Executive shall receive a Bonus equal to 2.5% of the Excess Income. If the Gross Profit Ratio is less than 21%, then Executive shall receive a Bonus equal to 1.25% of the Excess Income."

         5. Section 2(g) of the Agreement, other than the last two sentences thereof, which shall remain unchanged and in full force, is hereby amended to read as follows in its entirety:

         "The parties acknowledge that the Company awarded to Executive the following Options prior to the date hereof, as adjusted for the Company's 10% stock dividend effective March 13, 1998:

         Date     # Shares  Exercise Price         Vesting
         ----     --------  --------------         -------
         8/16/96  55,000    $2.73         fully vested
         2/1/97   55,000    $4.54         1/3 on each of 3/19/98,3/19/99,3/19/00
         4/28/98  8,000     $7.60         1/3 on each of 4/28/99,4/28/00,4/28/01

         At all times during the term of this Agreement after the date hereof, the Company shall use its best efforts to ensure that at the time that either of the Co-Chief Executive Officers of the Company shall be granted Options, Executive shall be granted Options equal to one-half of the number of Options issued to each of the Co-Chief Executive Officers. In addition, the Company agrees to grant to Executive, on the date hereof, 25,000 incentive stock options under the Option Plan ("Options") vesting one-third each on the one year, two year and three year anniversary hereof (the "1998 Options") and agrees to use its best efforts to grant to Executive the following additional options: (i) 25,000 Options to be granted on the one year anniversary hereof and vesting one-third each on the two year, three year and four year anniversary hereof (the "1999 Options") and (ii) 25,000 Options to be granted on the two year anniversary hereof and vesting one-third each on the three year, four year and five year anniversary hereof (the "2000 Options"). The Company also will use its best efforts, subject to applicable tax and other legal requirements, to cause the vesting of the 1998 Options, 1999 Options and 2000 Options and all other unexercised stock options owned by Executive on such date to be accelerated and be exercisable in full for the 90-day period following any termination of Executive without Cause. The Company also agrees that, in the event that any of the 1999 Options or 2000 Options are not granted for any reason other than the termination of Executive's employment hereunder prior to the anticipated grant date thereof, the Company will, to the extent permitted by applicable law, issue to Executive nonqualified stock options to purchase such non-granted shares of Common Stock at 100% of the then market value of the Common Stock, which options shall be granted outside the Option Plan."

         6. Section 5(b) of the Agreement is hereby amended as follows: (i) the phrase "minimum draw payments" in Section 5(b)(i) shall be amended to read "Base Salary," and (ii) the phrase "minimum monthly draw payment" in Section 5(b)(ii) shall be amended to read "Base Salary."

         7.  Section 5(c) is hereby amended to read in its entirety as follows:

         "Consequences of Termination by Executive or by the Company for Cause. In the event of a termination of the Executive's employment by the Company for Cause, or in the event of termination by the Executive, he shall receive (i) in one lump sum, the balance of all accrued but unpaid Base Salary and Expense Allowance Accruals, (ii) his Base Salary and Expense Allowance for an additional three months after such termination, so long as Executive otherwise shall be in material compliance with the terms hereof, including without limitation Section 4 hereof, (iii) Approved Bonuses and (iv) any reimbursement of business expenses in excess of the Expense Allowance."

         8. The parties acknowledge that the term of the Agreement has been extended for the year ended May 21, 1999.

         9. The parties agree that the provisions hereof shall be effective regardless of anything to the contrary contained within the Agreement.

         Except as expressly set forth herein, the Agreement shall remain in full force and effect and unmodified.

                  IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the date first above written.
                                                JENNA LANE, INC.


                                                By:  /s/
                                                     Mitchell Dobies, President


                                                     /s/
                                                     ERIC HOLTZ

                                                                Exhibit 10.17
                              LICENSE AGREEMENT

    THIS LICENSE AGREEMENT is entered into this 18th day of June, 1998, by Michael Caruso & Co., Inc., a California corporation, ("Licensor"), whose address is 4560 Loma Vista Avenue, Vernon, California 90058, and Jenna Lane Licensing I, Inc., a wholly-owned subsidiary of Jenna Lane, Inc., a Delaware corporation, whose address is 1407 Broadway, Suite 2004, New York, New York 10018, ("Licensee") with reference to the following:

    A. Licensor is the owner of the federally registered "BONGO" trademarks identified on Schedule A attached hereto and made a part hereof by this reference for use on and in connection with clothing (the "Trademark");

    B. Licensee wishes to manufacture and market junior plus-size denim and sportswear in sizes 14-24 under and in connection with the Trademark (the "Licensed Items"); and

    C. The parties desire that Licensor grant to Licensee a license to use the Trademark in the manufacture and marketing of the Licensed Items upon the terms and conditions hereinafter stated.

    THE AGREEMENT

    1. LICENSE.

        1.1 Grant of License and Designation of Licensed Items. Effective upon the signing of this Agreement by all parties, Licensor grants to Licensee the exclusive license to use the Trademark within the geographic area described in Paragraph 4 hereof, in the manufacture, distribution, marketing advertising and sale of the Licensed Items. Licensee shall not solicit orders for Licensed Items in sizes 26 and/or 28; provided, however, that Licensee may sell Licensed Items in sizes 26 and/or 28 on a case-by-case basis, subject to the prior approval of Licensor which shall not be unreasonably withheld or delayed. The rights granted to Licensee are limited to use in connection with the Licensed Items. Licensee agrees not to use the Trademark or give consent to their use except as allowed in this Agreement, without the prior written consent of Licensor.

        1.2 Grant of Right of First Negotiation/Refusal to Expand Licensed Items. If during the Initial Term of this Agreement Licensor desires to license the rights to use the Trademark in connection with plus size ranges of denim and sportswear larger than size 24, Licensee shall be given the first opportunity to expand the line of Licensed Items to include such additional plus size ranges and to manufacture, distribute, market, advertise and sell the same under the terms of this Agreement. Thereafter, while this Agreement is in effect, Licensor shall not grant to any third party the right to manufacture, distribute, market, advertise and/or sell such additional plus size ranges of denim and sportswear without first giving Licensee the right of first refusal to match the terms of any bona fide third party offer received by Licensor which is otherwise acceptable to Licensor.

        1.3 Public Disclosures and Announcements. The parties recognize and acknowledge that Licensee's parent company is publicly-held and subject to reporting requirements under federal and state securities laws and regulations and, as such, the terms of this agreement and Licensee's performance hereunder from time to time may have to be disclosed in such reports. In this regard, a press release in form and content mutually agreeable to Licensor and Licensee may be issued upon the execution of this Agreement.

    2. TERM.

        2.1 Initial Term. The initial term of this Agreement (the "Initial Term") shall commence upon the signing of this Agreement by all parties, and shall end on March 31, 2002, unless sooner terminated in accordance with the terms of this Agreement. The period beginning upon the signing of this Agreement by all parties and ending March 31, 2000, and each subsequent twelve
(12) month period beginning April 1 and ending March 31 during the Initial Term and the Extended Term (as hereafter defined) is herein referred to as a "Contract Year."

        2.2 Extended Term. Provided that the Minimum Guaranteed Royalty (as hereinafter defined), the Minimum Guaranteed Advertising Royalty (as hereinafter defined), and the Minimum Guaranteed Net Sales (as hereinafter defined) required to be achieved for each Contract Year of the Initial Term are met, and as of the last day of the Initial Term, Licensee is not in default under this Agreement nor has there occurred any event that, with the passage of time or the giving of notice, or both, would constitute a default under this Agreement by Licensee, the term of this Agreement may be extended by Licensee for the period (the "Extended Term") beginning on April 1, 2002 and ending on March 31, 2005, unless sooner terminated in accordance with this Agreement, provided notice of such extension is given in writing to Licensor by no later than September 30, 2001.

    3. PAYMENTS.

         3.1 Initial License Fee. Immediately upon the execution of this Agreement, Licensee shall pay to Licensor the sum of Eighty Seven Thousand Five Hundred Dollars ($87,500.00) as and for an advance royalty (the "Initial License Fee"). Licensor and Licensee agree that the Initial License Fee is fully earned by Licensor upon and for the grant set forth in Paragraph 1 hereof and that the Initial License Fee is neither refundable nor contingent on Licensee actually designing, manufacturing or selling any of the Licensed Items. However, the Initial License Fee may be used by Licensee as an offset against payment of future royalties under Paragraph 3.4.1 of this Agreement.

        3.2 Net Sales. For purposes of this Agreement the term "Net Sales" shall mean and refer to the aggregate gross invoice price for all Licensed Items sold by Licensee in any Contract Year, less any refunds, allowances, deductions and credits for returns directly applicable to the Licensed Items which are actually taken by or given to Licensee's retail customers. For purposes of this Agreement, Licensed Items shall be considered sold upon the date of invoicing, shipment to the customer or payment, whichever event first occurs.

        3.3 Minimum Guaranteed Net Sales. During each Contract Year Licensee shall achieve minimum Net Sales of the Licensed Items within the Territory ("Minimum Guaranteed Net Sales"), as follows:

          First Contract Year:                       $5,000,000.00
          Second Contract Year:                      $8,500,000.00
          Third Contract Year:                       $13,000,000.00
          First Contract Year of Extended Term:      $18,000,000.00
          Second Contract Year of Extended Term:     $23,000,000.00
          Third Contract Year of Extended Term:      $28,000,000.00

    In the event the annual statement for any Contract Year delivered by Licensee pursuant to Paragraph 6 hereof discloses that Licensee has failed to achieve the Minimum Guaranteed Net Sales for such Contract Year, Licensor shall have the right exercisable in its sole discretion to terminate this Agreement by giving written notice to Licensee of Licensor's intention to do so within thirty (30) days of Licensor's receipt of Licensee's annual statement disclosing such failure.

        3.4 Royalty. During each Contract Year, and in accordance with Paragraph 6, Licensee shall pay to Licensor a royalty as follows:

            3.4.1 First Contract Year: The sum of $250,000.00 (the "Minimum Guaranteed Royalty"), or an amount equal to 5% of the Net Sales of Licensed Items achieved during the First Contract Year (the "Earned Royalty"), whichever is greater.

            3.4.2 Second Contract Year: The sum of $425,000.00 (the "Minimum Guaranteed Royalty"), or an amount equal to 5% of the Net Sales of Licensed Items achieved during the Second Contract Year (the "Earned Royalty"), whichever is greater.

            3.4.3 Third Contract Year: The sum of $650,000.00 (the "Minimum Guaranteed Royalty"), or an amount equal to 5% of the Net Sales of Licensed Items achieved during the Third Contract Year (the "Earned Royalty"), whichever is greater.

            3.4.4 First Contract Year of Extended Term: The sum of $900,000.00 (the "Minimum Guaranteed Royalty"), or an amount equal to 5% of the Net Sales of Licensed Items achieved during such Contract Year (the "Earned Royalty"), whichever is greater.

            3.4.5 Second Contract Year of Extended Term: The sum of $1,150,000.00 (the "Minimum Guaranteed Royalty"), or an amount equal to 5% of the Net Sales of Licensed Items achieved during such Contract Year (the "Earned Royalty"), whichever is greater.

            3.4.6 Third Contract Year of Extended Term: The sum of $1,400,000.00 (the "Minimum Guaranteed Royalty"), or an amount equal to 5% of the Net Sales of Licensed Items achieved during such Contract Year (the "Earned Royalty"), whichever is greater.

        3.5 Advertising Royalty. In addition to the royalty to be paid under Paragraph 3.4 hereof, for purposes of Licensor advertising the Licensed Items and the Trademark in the Territory, Licensee shall pay to Licensor a royalty (the "Advertising Royalty") for each Contract Year during the term of such Contract Year as provided in Paragraph 6.2, as follows:

            3.5.1 First Contract Year: The sum of $100,000.00 (the "Minimum Guaranteed Advertising Royalty"), or an amount equal to 2% of the Net Sales of Licensed Items achieved during the First Contract Year (the "Earned Advertising Royalty"), whichever is greater; provided, however, that Licensee may elect to satisfy its Advertising Royalty obligation during the First Contract Year, only, by applying all or any portion of same to co-op advertising and/or store support with Licensee's retailers; provided, further, however, such expenditures are approved by Licensor in advance, such approval not to be unreasonably withheld or delayed. In the event Licensee so elects to apply the Advertising Royalty to co-op advertising and/or retailer store support, Licensee shall render an accounting of same with its Annual Report for the First Contract Year, as required in Section 7, and shall pay to Licensor with the delivery of such Annual report the deficiency, if any, of the Advertising Royalty due for the First Contract Year remaining after crediting the amount spent by Licensee on co-op advertising and/or retailer store support during the First Contract Year.

            3.5.2 Second Contract Year: The sum of $170,000.00 (the "Minimum Guaranteed Advertising Royalty"), or an amount equal to 2% of the Net Sales of the Licensed Items achieved during such Contract Year (the "Earned Advertising Royalty"), whichever is greater.

            3.5.3 Third Contract Year: The sum of $260,000.00 (the "Minimum Guaranteed Advertising Royalty"), or an amount equal to 2% of the Net Sales of the Licensed Items achieved during such Contract Year (the "Earned Advertising Royalty"), whichever is greater.

            3.5.4 First Contract Year of Extended Term: The sum of $360,000.00 (the "Minimum Guaranteed Advertising Royalty"), or an amount equal to 2% of the Net Sales of the Licensed Items achieved during such Contract Year (the "Earned Advertising Royalty"), whichever is greater.

            3.5.5 Second Contract Year of Extended Term: The sum of $460,000.00 (the "Minimum Guaranteed Advertising Royalty"), or an amount equal to 2% of the Net Sales of the Licensed Items achieved during such Contract Year (the "Earned Advertising Royalty"), whichever is greater.

            3.5.6 Third Contract Year of Extended Term: The sum of $560,000.00 (the "Minimum Guaranteed Advertising Royalty"), or an amount equal to 2% of the Net Sales of the Licensed Items achieved during such Contract Year (the "Earned Advertising Royalty"), whichever is greater.

    The Advertising Royalty shall be applied by Licensor exclusively to the production and placement of outdoor, print, radio and television, and other advertising and/or promotion of the Licensed Items, utilizing creative, graphics and other material of Licensor.

    4. GEOGRAPHIC AREA. The rights granted to Licensee hereunder shall be exclusively exercised by Licensee within the United States and its territories and possessions, including U.S. Military Post Exchanges (the "Territory"). Licensor may extend, upon Licensee's request, the areas in which Licensee may exercise said rights; provided, however, that Licensor is not required to do so. Each such extension shall be in a written amendment to this Agreement.

    5. LICENSEE'S RECORDS. Licensee shall maintain at its regular place of business complete records of all business transacted by Licensee in connection with the Licensed Items. Such records shall be maintained in accordance with generally accepted accounting procedures. Licensor or its duly authorized agent(s) or representative(s) shall have the right to inspect said records at Licensee's premises during Licensee's regular business hours, not more frequently than on a quarter annual basis. Licensor shall give Licensee at least ten (10) days' advance written notice of Licensor's intention to do so.

6. LICENSEE'S REPORTS OF SALES AND PAYMENT OF ROYALTIES.

        6.1 Quarterly Reports. On or before the 15th day following the end of each calendar quarter during the term of this Agreement, Licensee shall deliver to Licensor a written statement, certified to be true by the Chief Financial Officer of Licensee, setting forth the gross and Net Sales of Licensed Items by Licensee for the immediately preceding calendar quarter and year-to-date, stating the volume, description and gross selling price of units sold, any refunds, allowances, deductions or credits given or allowed, the name of the account to which the Licensed Items were shipped, and such other matters as Licensor may from time to time reasonably request. Such reports shall be furnished to Licensor whether or not any Licensed Items have been shipped during the quarter for which the report is given.

        6.2 Quarterly Royalty Payments and Reconciliation. For the first Contract Year, only, Licensee shall advance to Licensor with each Quarterly Report rendered in the months of January 1999, April 1999 and October 1999, the sum of $87,500.00. In subsequent Contract Years, Licensee shall advance to Licensor with each Quarterly Report rendered in the months of April, July, October and January, for the immediately following calendar quarter, an amount equal to the sum of one-fourth (1/4) of the Minimum Guaranteed Royalty, plus one-fourth (1/4) of the Minimum Guaranteed Advertising Royalty applicable to the Contract Year during which such calendar quarter occurs. If thereafter the Quarterly Report rendered for the immediately following three (3) months discloses that Licensor is entitled to receive the Earned Royalty and/or the Earned Advertising Royalty for such calendar quarter pursuant to Paragraph 3 above, Licensee shall pay to Licensor the deficiency between the Minimum

Guaranteed Royalty plus the Minimum Guaranteed Advertising Royalty previously advanced for such calendar quarter, and the Earned Royalty plus the Earned Advertising Royalty for such calendar quarter, concurrently with the delivery of the Quarterly Report for that calendar quarter.

    7. LICENSEE'S ANNUAL REPORTS. On or before the ninetieth (90th) day following the end of each Contract Year, Licensee shall deliver to Licensor an annual statement, audited and certified by the certified public accountant employed by Licensee, recapitulating the gross and Net Sales of Licensed Items during the just ended Contract Year in the same detail as set forth in the quarterly reports, and royalties (including the Advertising Royalty) due and royalties paid by Licensee during the just ended Contract Year. If said annual statement discloses that the amount of royalties paid to Licensor during the Contract Year to which said statement relates is less than the amounts required to be paid to Licensor pursuant to Paragraph 3 above, Licensee shall pay said deficiency to Licensor concurrently with the delivery of such annual statement. If said annual statement discloses that Licensee has paid to Licensor royalties in excess of the amounts required to be paid by Licensee pursuant to Paragraph 3 above, Licensee shall be entitled to a credit equal to such royalties against the royalties next accruing under this Agreement. In the event the foregoing occurs during the final Contract Year of this Agreement, adjustments shall be made in cash rather than in the form of a credit within thirty (30) days after the delivery of such statement. Licensee shall also provide with each annual statement an estimated projection of shipments of the Licensed Items for the succeeding Contract Year, which shall be for informational purposes, only, and shall not be binding on Licensee. All such forward-looking information shall be kept confidential by Licensor and shall not be disclosed to any third party unless required by legal process.

    8. AUDIT BY LICENSOR. Licensor shall have the right to audit Licensee's records during normal business hours on ten (10) days' advance written notice. Should an accurate audit by Licensor disclose that Licensee has understated sales or underpaid royalties to Licensor, Licensee shall upon written demand pay to Licensor the amount by which the actual royalties owing exceed royalties paid. If Licensee has understated either gross or net sales or royalties by an amount in excess of five percent (5%) of actual sales or the amount due for any Contract Year, Licensee shall forthwith and upon written demand also pay to Licensor all expenses incurred by Licensor in conducting such audit. Should such audit disclose that the royalties paid exceed the actual royalties due, Licensee shall be entitled to a credit equal to such excess royalties against the royalties next accruing under this Agreement, except that when such audit is conducted at the expiration of the Agreement, any excess royalties paid will be remitted by check to the Licensee within thirty (30) days of the date of such audit.

    9. BEST EFFORTS OF LICENSEE. Licensee shall use its commercially reasonable best efforts to manufacture and market the Licensed Items. A cessation of Licensee's commercially reasonable best efforts for a continuous period of one hundred eighty (180) days shall be grounds for termination of this Agreement. Licensor shall have the right to inspect Licensee's facilities during regular business hours, on ten (10) days' prior written notice. Licensor shall use its best efforts to make such inspection in the presence of an officer of Licensee.

    10. LICENSED ITEMS TO BE KEPT DISTINCTIVE. With the exception of generic and Licensee's pre-existing designs and styles used on non-Licensed Items, Licensee shall endeavor to consistently distinguish the Licensed Items from other products manufactured and sold by Licensee and to maintain distinct lines in all merchandising efforts relating to the Licensed Items. Licensor agrees to render reasonable assistance and advice to Licensee concerning styles and trends. Designs and/or styles originated by Licensor specifically for the Licensed Items and actually used by Licensee on the Licensed Items will not be added to Licensee's product line or otherwise used on non-Licensed Items. In the event Licensor creates a design or style and submits the same for use by Licensee, Licensee shall not be required to use the same, but if Licensee elects not to do so, Licensee shall have no right thereto except to the extent such design or style is the same as or substantially similar to a design or style previously developed by Licensee or its affiliates and, subject to the foregoing limitation, shall not use the same in connection with any product or service of Licensee.

    11. ADDITIONAL OBLIGATIONS OF LICENSEE AS TO QUALITY, MERCHANDISING AND OTHER ASPECTS OF LICENSED ITEMS.

        11.1 Quality of the Licensed Items. Licensee acknowledges that Licensor has a good and valuable reputation for a distinguished level of junior design, style and quality and that Licensee therefore must maintain such level in all Licensed Items. Accordingly, it is the essence of this Agreement that the overall conceptualization and direction of Licensed Items shall proceed subject to the approval of Licensor, such approval not to be unreasonably withheld or delayed. To this end, Licensee shall furnish to Licensor without request and at Licensee's expense, photographs and pre-production models or prototype samples of all Licensed
Items for Licensor's approval which shall not be unreasonably withheld or delayed. Licensee shall also furnish to Licensor without request and at Licensee's expense, prototype samples of each proposed new model and material of a Licensed Item. In addition, Licensee shall provide Licensor with the marketing strategy and pricing proposed as to each sample Licensed Item furnished to Licensor. Prior to submission of models and samples to Licensor, Licensee shall conduct its usual tests on each such model or sample to assure that quality of the Licensed Item is at least equal to the quality of similar non-licensed items manufactured by Licensee, sold at retail, at comparable prices. Licensor shall make Licensor's designers available to Licensee to consult with Licensee with regard to the development, design and marketing of the Licensed Items. Licensor shall have the right to approve of the styling, design (including colors), materials, manufacturing quality, marketing strategies and pricing of any of the Licensed Items, such approval not to be unreasonably withheld or delayed. Failure of Licensor to notify Licensee of disapproval within fourteen (14) days after receipt of the model, sample, marketing or pricing information as the case may be, shall constitute Licensor's approval. Licensee shall not put into production any Licensed Item as to which the preproduction model or prototype sample has not been approved by Licensor to the extent such approval is hereunder required.

        11.2 Use of the Trademark. Each Licensed Item shall contain at least one prominent representation of the Trademark which shall be permanently affixed to the Licensed Item. Samples of all proposed uses of the Trademark on a Licensed Item, or on the labeling, promotional, advertising and packaging material proposed by

Licensee to be used in connection with a Licensed Item shall be submitted by Licensee at its own cost to Licensor for approval, such approval not to be unreasonably withheld or delayed. Licensor shall have the right to approve or disapprove the colors, materials, design or workmanship of any layouts, samples or other depictions of the Trademark in Licensor's reasonable discretion, such approval not to be unreasonably withheld or delayed. Licensor shall make reasonable efforts to notify Licensee of its decision with regard to samples as soon as possible. Failure of Licensor to notify Licensee of disapproval within fourteen (14) days after receipt of a sample shall constitute Licensor's approval. Licensee shall not produce or cause any third party to produce any material bearing the Trademark that has not been approved by Licensor as required by the terms hereof.

        11.3 Revisions and Deviations After Approval by Licensor. After the required approval of pre-production models or prototype samples of the Licensed Items and promotional materials bearing the Trademark has been secured from Licensor, Licensee shall not depart therefrom in any material manner without first obtaining the express written approval of Licensor, except for such minor changes in production which will not affect the appearance or quality of the Licensed Items. If Licensor reasonably determines that Licensee has materially deviated from the approved pre-production model, prototype sample or production sample, Licensor shall notify Licensee of the nonconformity. Upon receipt of such notice Licensee shall, to the extent commercially feasible, discontinue any and all manufacture, offering for sale, sale, advertising, promotion, shipment and distribution of the Licensed Items or promotional and/or packaging material which does not materially conform to the approved model.

        11.4 Merchandising. In order to preserve the integrity, value and good will associated with the Trademark, Licensee agrees that all Licensed Items sold by Licensee will be of high standard as to product design and quality and shall be merchantable by boutiques, specialty stores, chain stores, department stores and direct mail catalogues. In addition, Licensee shall maintain the collection concept for its line of Licensed Items. Licensee shall not sell the Licensed Items to mass merchandisers, club stores or discounters; provided, however, that Licensee may sell end of season Licensed Items to "off price" retailers such as Ross, T.J. Maxx and Marshall's; provided further, however, that such sales do not exceed ten percent (10%) of Net Sales in any contract year. Licensor shall have the right exercisable in its sole discretion to disapprove of and require Licensee not to sell the Licensed Items to any retailer to whom Licensee has sold or intends to sell the Licensed Items.

        11.5 Damaged and Defective Goods. Licensor shall not require Licensee to pay royalties on off-quality Licensed Items, commonly referred to as "seconds" or "irregulars" (hereinafter "Off-Quality Licensed Items"), provided that the Trademark is completely removed therefrom. If Licensee is unable to completely remove the Trademark from Off-Quality Licensed Items, Licensee shall dispose of such branded, Off-Quality Licensed Items through retailers approved by Licensor, such approval not to be unreasonably withheld, and only after clearly marking and packaging the branded, Off-Quality Licensed Items as "irregular." The royalty rate for such branded, Off-Quality Licensed Items shall be reduced to one-half of the royalty rate then in effect for the Licensed Items, up to a maximum of two percent (2%) of Net Sales for any one Contract Year. Sales of branded, Off-Quality Licensed Items greater than the said two percent (2%) amount of Net Sales for any one Contract Year shall be subject to the full royalty rate then in effect for the Licensed Items.

    12. RESTRICTIONS UPON SUBCONTRACTS. Licensee shall have the right to enter into subcontracts for the manufacture of the Licensed Items, either or both through agents or directly with subcontractors. Licensee shall provide to Licensor a schedule of all of Licensee's foreign subcontractors, shall instruct each said subcontractor, in writing, that the Trademark is not to be used on any goods but for the Licensed Items, and shall use its commercially reasonable and practicable efforts to police the subcontractor's compliance with such instruction. Licensee shall not permit any subcontractor to further subcontract the work subcontracted for, or to distribute any of the Licensed Items anywhere in the world.

    13. PROHIBITION OF ASSIGNMENTS AND TRANSFERS. Without written consent of Licensor which shall not be unreasonably withheld or delayed, Licensee shall not voluntarily, involuntarily or by operation of law assign or transfer this Agreement or any of Licensee's rights, interests, or duties hereunder (except as specifically provided herein); provided, however, that Licensee need not secure Licensor's prior written consent to assign or transfer Licensee's rights under this Agreement to an affiliated entity. The consent of Licensor to one assignment, transfer or sublicense shall not be deemed to be consent to any subsequent assignment, transfer or sublicense. Any assignment, transfer or sublicense without Licensor's written consent shall be void and at the option of the Licensor shall constitute a default hereunder.

    14. NO DILUTION OF TRADEMARK; NO ATTACK UPON TRADEMARK. Licensee shall not use the Trademark or any material utilizing the Trademark in such manner as will adversely affect any rights of ownership of Licensor in and to the Trademark. Licensee shall cause to appear on all Licensed Items and on all materials on which the Trademark is used, such indications as may be required by any applicable law so as to give appropriate notice of any trademark, trade names or other rights therein. Licensee shall not contest the validity of the Trademark or the rights of Licensor under which this license is granted, nor will Licensee willingly become an adverse party to litigation in which others contest the Trademark or Licensor's said rights. Licensee shall not seek to avoid its obligations hereunder because of the assertion or allegation by any person(s) that the Trademark is invalid; provided, however, that Licensee shall not be deemed to be in default of its obligations hereunder in the event a court of competent jurisdiction or an administrative agency (such as the United States Patent and Trademark Office) issues an order binding on Licensee prohibiting Licensee's continued performance hereunder.

    15. TRADEMARK INFRINGEMENT AND OTHER LITIGATION. Licensee shall notify Licensor as soon as practicable of any infringement of the Trademark which comes to Licensee's attention. Licensor at its sole expense, and in its own name, shall prosecute and defend any action or proceeding which Licensor deems necessary or desirable to protect the Trademark. Licensee may, and upon written request by Licensor shall, join Licensor at Licensor's sole cost in any such action or proceeding. Licensee shall not commence any action or proceeding to protect the Trademark without the written consent of Licensor and shall not defend any such action without Licensor's written consent. Any damages recovered in any action or proceeding commenced by Licensor shall belong solely and exclusively to Licensor. Licensor shall have no liability to Licensee for any damages awarded or recovered against Licensee, nor shall Licensor have any liability to any other person for any damages awarded to or recovered by such other person, in any action or proceeding alleging any violation of any antitrust, trade regulation, labor practice, or similar statute, or any claim of product liability or unfair competition relating to Licensee's alleged misuse of the Trademark or the rights herein granted to Licensee. If Licensor is made a party to any such action or proceeding, Licensee shall indemnify and hold Licensor harmless from any and all attorneys' fees, costs, damages, liabilities and awards as may be incurred, assessed, imposed or adjudicated by reason thereof; provided, however, that such action or proceeding results from the manufacture or marketing by Licensee of the Licensed Items or otherwise as a result of this Agreement. Licensor shall indemnify and hold Licensee harmless from any liability to the extent arising from Licensee's use of the Trademark licensed hereunder. Licensee may, at its option, choose to be represented in any threatened or actual action or proceeding to which this Paragraph pertains by Licensor's counsel at no cost to Licensee, in which event Licensor shall control such representation. If Licensor's counsel cannot thereafter represent both Licensor and Licensee as a result of an actual or potential conflict of interest, Licensor's counsel shall continue to represent Licensor only.

    16. ADDITIONAL RESTRICTIONS UPON USE OF TRADEMARK. Licensee shall not use or permit the use on any of the Licensed Items, or on any packaging which is received by the general public (as opposed to retailers), any identification which includes with the name "BONGO," the name of Licensee or of any other person or entity (e.g. "BONGO by Licensee") nor shall Licensee include or permit the inclusion, with the name BONGO or the Trademark, in any advertising or promotional material featuring any of the Licensed Items which is disseminated to the general public (as opposed to trade advertising) the name of Licensee or of any other person or entity. In addition to the foregoing, Licensee shall not use or permit the use of the Trademark, including the name BONGO on or in connection with any product or service, other than the Licensed Items, which is manufactured or sold by Licensee, or which is licensed by Licensee to others for manufacture or sale (e.g. "Licensee, by the makers of BONGO").

    17. DEFAULTS BY LICENSEE. Except as provided, in the event Licensee materially defaults in the performance of any of the terms and conditions hereunder, and if such default involves the payment of money not cured within ten (10) business days after receipt of written notice or if such default involves performance other than the payment of money, and Licensee shall not have commenced curing the same within thirty (30) days after receipt of written notice, or if a Receiver is appointed to, or one or more creditors take possession of all or substantially all of Licensee's assets, or if Licensee shall make a general assignment for the benefit of creditors, of if any action is taken or suffered by Licensee under any insolvency or bankruptcy act, then in such event Licensor may cancel and terminate this Agreement upon written notice to Licensee. Such cancellation and termination will not relieve Licensee of any of its obligations as may by then have accrued hereunder. If Licensee commits three or more defaults and corrections thereof during the term or extension of this Agreement, Licensor may terminate this Agreement with written notice to Licensee. If at the time of termination Licensee shall have paid to Licensor royalties in excess of the amounts required to be paid by the Licensee pursuant to Paragraph 3, Licensor shall retain such excess pending a final accounting from Licensee of Sell-Off Inventory (as hereafter defined), and shall within thirty (30) days of receipt of such accounting remit the excess, if any, to Licensee. The time for performance of any act required of either party shall be extended by a period equal to the period during which a party was reasonably prevented from performance, by fire, flood, storm, or like casualty.

    18. LICENSOR'S RIGHTS TO DESIGNS, ETC., UPON TERMINATION. In the event this Agreement is cancelled or terminated for any reason, Licensee shall assign and transfer to Licensor any and all rights in the Trademark, and in the designs originated by Licensor for the Licensed Items, and the goodwill associated therewith, and shall not thereafter manufacture or market any of said designs. Licensee may, however, dispose of its finished and unfinished but in-process inventory of (collectively, the "Sell-Off Inventory") Licensed Items for a period not to exceed six (6) months after the effective date of cancellation or termination of this Agreement (the "Sell-Off Period"), provided that all Royalties then due Licensor have been paid and provided further that Licensee provides to Licensor a schedule of all Sell-Off Inventory within fifteen (15) days of the effective date of cancellation or termination. Neither Licensee nor any other person or entity may, other than in the regular course of Licensee's business, sell or transfer any Licensed Item unless all sums due Licensor from Licensee have been paid. All Royalties due Licensor by reason of the sale of the Sell-Off Inventory shall be paid to Licensor within fifteen (15) days of the end of the month during which Licensee sells its last remaining Sell-Off Inventory, but in no event later than fifteen (15) days after the close of the Sell-Off Period. Upon termination or cancellation of this Agreement, all packaging, advertising, and other items bearing a representation of the Trademark not being utilized in the sell-off shall, without cost to Licensor, become the property of Licensor and be delivered to Licensor's place of business. The reasonable cost of such delivery shall be paid by the Licensor.

    19. ADDITIONAL RIGHTS UPON TERMINATION. During the last six (6) months of the final Contract Year of this Agreement, Licensor shall have the right to design and manufacture merchandise of the types covered by this Agreement and to negotiate agreements which grant a license to a party of any of the rights herein mentioned. No merchandise identified as Licensed Items shall be shipped by Licensor or any third party other than Licensee prior to the expiration or termination of this Agreement (exclusive of the additional six (6) month period for the disposition of the Licensed Items). However, any successor Licensee may solicit orders to be shipped no earlier than the day after the effectiveness of the termination or expiration of this Agreement during the last six (6) months of the final Contract Year.

    20. GOOD WILL. Licensee acknowledges that the Trademark has acquired a valuable secondary meaning and good will. Accordingly, Licensee agrees not to use the Trademark so as to detract from its repute.

    21. INSURANCE. Licensee and its sublicensees, if any, agree to carry product liability insurance on the Licensed Items, with a limit of liability of $5,000,000. Licensor shall be named as an additional insured on each such insurance policy. Such insurance may be obtained in conjunction with a policy of product liability insurance which covers products other than the Licensed Items. The policy shall provide for at least ten (10) days prior written notice to Licensor of the cancellation or substantial modification of the policy. The Licensee shall deliver to Licensor a certificate evidencing the existence of such insurance policies after their issuance.

    22. RESERVED RIGHTS. Rights not specifically granted to Licensee are reserved by Licensor and may be used by Licensor without limitation. Any use by Licensor of such reserved rights, including but not limited to the use or authorization of the use of the Trademark shall not be deemed unfair competition, interference with or infringement of any of Licensee's rights under.

    23. ATTORNEY'S FEES; CHOICE OF FORUM; APPLICABLE LAW. In the event either party shall commence any action or proceeding against the other by reason of any breach or claimed breach in the performance of this Agreement, or seeks a judicial declaration of rights hereunder, the prevailing party in such action or proceeding shall be entitled to reasonable attorney's fees fixed by the trial court. Any legal action or proceeding against Licensor by or on behalf of Licensee shall be brought in the County of Los Angeles. The law applicable thereto shall be the law of the State of California.

    24. NON-AGENCY OF PARTIES. This Agreement does not make Licensee an agent of Licensor, or Licensor an agent of Licensee. Licensee is not granted any authority to create any obligation on behalf of Licensor and Licensor is not granted any right to create any obligation on behalf of Licensee. No joint venture or partnership between the parties is intended or shall be inferred.

    25. ADDRESSES FOR NOTICE. All notices required under this Agreement shall be in writing, by certified mail, return receipt requested, addressed to Licensee at 1407 Broadway, Suite 2004, New York, New York 10018, and to Licensor at 4560 Loma

Vista Avenue, Vernon, California 90058, with courtesy copies sent to counsel, as follows:

        If notice is to Licensor:

        Gary S. Phillips, Esq,.
        Law Offices of Gary S. Phillips
        9777 Wilshire Boulevard
        Suite 805
        Beverly Hills, CA 90212
        Phone:     (310) 278-9787
        Fax:       (310) 2784805

        If notice is to Licensee:

        David N. Feldman, Esq.
        Law Offices of David N. Feldman
        36 West 44th Street
        New York, New York 10036-8102
        Phone:     (212) 869-7000
        Fax:       (212) 997-4242

    26. WAIVER BY LICENSOR. In the event Licensor shall waive any of its rights under this Agreement, or the performance by Licensee of any of its obligations, such waiver shall not be a continuing waiver or a waiver of any other rights or obligations.

    27. INTEGRATED AGREEMENT. This Agreement constitutes the entire agreement between the parties as to the Licensed Items. No modifications of this Agreement shall be of any force unless it is in writing and executed by the parties hereto.

    28. SEPARABILITY OF PROVISIONS. Any provision of this Agreement found invalid shall not invalidate the remaining provisions. Titles to the paragraphs shall have no substantive effect.

    29. BINDING UPON SUCCESSORS. This Agreement shall be binding upon the parties hereto, and their successors and assigns; provided, however, this Paragraph shall not modify the Agreement's prohibition against assignment or transfer.

    30. INTERPRETATION. No provision in the Agreement is to be interpreted for or against either party because that party or that party's legal representative drafted such provision.

    31. GUARANTY. To induce Licensor to make this Agreement, and in consideration of Licensor's grant of rights to Licensee hereinabove stated, the obligations of Licensee hereunder shall be guaranteed by Jenna Lane, Inc. ("Guarantor"), who shall execute the Guaranty Agreement attached hereto and made a part hereof.

Dated:               ,1998                     MICHAEL CARUSO & CO., INC.

                                               By: ________________________
                                                     Michael Caruso
                                                     Chairman of the Board
                                                           "Licensor"

Dated:               ,1998                     JENNA LANE LICENSING I, INC.

                                               By: /s/ Mitchell Dobies
                                                       President
                                                       (name and title)
                                                         "Licensee"

[Signatures continued on page 25]

Dated:               , 1998                  JENNA LANE, INC.

                                             By: /s/ Mitchell Dobies, President
                                                 Mitchell Dobies, President
                                                         "Guarantor"

                               SCHEDULE A

Registration Number
& Registration Date      Trademark      Class of Goods
-------------------      ---------      --------------
1,331,004                BONGO          Clothing -- namely, pants,
April 16,1985                           jeans, skirts, shirts, blazers,
                                        jackets, vests, jumpsuits and
                                        blouses.

1,500,609                B BONGO        Clothing - - namely, pants
August 16, 1988                         skirts, blouses and jackets.

                             GUARANTY AGREEMENT

    To induce Michael Caruso & Company, Inc. ("Licensor") to enter into that certain LICENSE AGREEMENT ("Agreement") dated _____________, 1998, between Licensor and _____________________ ("Licensee"), the undersigned, JENNA LANE, INC., a Delaware corporation, ("Guarantor"), does hereby absolutely and unconditionally guarantee to Licensor, its successors and assigns, the truthfulness and full, prompt, faithful and complete performance, payment and discharge by Licensee of each and every one of the terms, provisions and conditions set forth in the Agreement, and any amendment or changes thereto.

    Without limiting the generality of the foregoing:

    1. The insolvency, bankruptcy, or lack of corporate power of either Licensee or Guarantor, or any party at any time liable for the discharge of any obligation guaranteed hereby, whether now existing or hereafter occurring, shall not affect Guarantor's liability hereunder in any manner whatsoever;

    2. Any neglect, delay, omission, failure or refusal of Licensor to take or prosecute any action against Licensee or to enforce any of Licensor's rights under the Agreement shall not affect Guarantor's liability hereunder in any manner whatsoever;

    3. Any failure of Licensor to notify Guarantor of any amendment or change to the Agreement, or of any action taken or refrained from being taken by Licensor against Licensee, shall not affect Guarantor's liability hereunder in any manner whatsoever, it being understood and agreed that Licensor shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Agreement; and

    4. No acceptance of this Guaranty is necessary.

    Guarantor hereby waives:

    1. Demand and protest;

    2. Any right to require Licensor, its successors or assigns, to proceed against any other person, firm, or entity or to pursue any other remedy; and

    3. All notices of acceptance of this Guaranty and all other notices which Guarantor may otherwise be entitled to receive.

    Guarantor shall be directly and primarily liable for the discharge of the obligations guaranteed hereby regardless of any act or omission of Licensee with reference to any of said obligations and there shall be no obligation to bring or prosecute any action against Licensee for any breach of the Agreement or to give any notice of any kind to any party, other than as required by the terms of the Agreement

    Guarantor acknowledges that Licensor would not have entered into the Agreement but for this Guaranty by Guarantor.

    This Guaranty shall be binding upon Guarantor, its successors and assigns, and shall inure to the benefit of Licensor, its successors and assigns. This Guaranty shall be construed in accordance with the laws of the State of California.

    In the event of an action to redress any breach of any provision hereof, Guarantor agrees to reimburse Licensor if it is successful in such action for costs and/or expenses incurred thereby, including but not limited to reasonable attorneys' fees and costs.

    Guarantor warrants and represents that it has the authority and legal right to enter into this Guaranty.

Dated:               , 1998                  JENNA LANE, INC.

                                             By: /s/ Mitchell Dobies, President
                                                 Mitchell Dobies, President

                                                               Exhibit 10.18
REPUBLIC BUSINESS CREDIT
Republic Business Credit Corporation
452 Fifth Avenue
New York, New York 10018
Telephone 212-525-5200
Fax 212-525-5022

                                                              [Daily Balance]


                             FACTORING AGREEMENT


Republic Business Credit Corporation
452 Fifth Avenue
New York, New York 10018

Re:     T.L.C. FOR KIDZ, INC.
        2559 B Route 130 South, Cranbury, New Jersey  08512

Ladies and Gentlemen:

    We hereby request that you act as our sole factor effective as of the date of your acceptance hereof, upon the terms and conditions set forth below. All capitalized terms shall have the meaning given such terms in Section 15 of this Agreement ("Definitions") unless defined elsewhere in this Agreement.

    1.      PURCHASE OF RECEIVABLES:

    A. We agree that we will do all of our business through you as our sole factor and hereby assign and sell to you as absolute owner all Receivables. We represent and warrant that each and every Receivable now or hereafter assigned to you will be a bona fide and existing obligation of a customer of ours, owned by and owing to us, arising out of the sale and delivery of goods by us or the rendition of services by us, free and clear of any and all deductions, Disputes, liens, security interests and encumbrances.

    B. You agree to and do hereby purchase without recourse to us, except as set forth hereinafter, all Receivables approved by you in accordance with
Section 1E below. You agree to and do hereby assume the risk of non-payment on such Receivables, if nonpayment is due solely to the financial inability of our customer to make payment at the due date of the Receivable, provided the customer has, at such due date, and thereafter, received and finally accepted the merchandise or services giving rise to such Receivables without any Dispute.

    C. Receivables not approved by you in accordance with Section 1E below are assigned to and purchased by you with full recourse to us in the event of nonpayment thereof for any reason.

    D. In addition, we hereby sell, assign and transfer to you all of our right, title and interest in and to the merchandise, the sale of which resulted in creation of Receivables, and in all such merchandise that may be returned by customers and all causes of action and rights in connection therewith, which we now have or may hereafter acquire, including our rights of reclamation, replevin and stoppage in transit and as an unpaid vendor of merchandise or services as a lienor. We hereby agree upon your instruction to promptly take any and all action necessary for you to enforce your rights of reclamation, replevin and stoppage in transit and in the event of our failure to do so, you shall be authorized to exercise any such right in our name or in any manner you deem appropriate. Any merchandise so recovered shall be treated as returned merchandise, and shall be set aside, marked with your name and held for your account as owner. We shall notify you promptly of all such returned merchandise.

    E. No purchase of any Receivable by you shall be deemed to be made pursuant to Section 1B above unless the sale of merchandise or rendition of services by us resulting in such Receivable shall have been made with your prior written approval of the amount and terms of such sale or rendition of services and the credit standing of our customer, and you shall have the right to withdraw such approval at any time before actual delivery of such merchandise or rendition of such services. Each credit approval shall be automatically withdrawn in the event the terms of sale are changed without your written approval or in the event the shipment of goods or rendition of services shall not be made or performed within thirty (30) days from the completion date specified in the credit approval or within thirty (30) days from the date of the credit approval, if no completion date is specified. When a credit approval specifies special terms and conditions, the credit approval shall be deemed automatically withdrawn when such special terms and conditions are not complied with. You shall not be liable in any manner or respect for refusing to accept or approve any Receivable or the credit standing of any customer of ours or for withdrawing any approval as provided in this Section 1E.

    F. On billing terms of "10 E.O.M." such terms shall mean with respect to invoices dated from the 1st day through the 19th day of a month that the due date of such invoice is "10 days after the end of such month"; and, with respect to invoices dated on or after the 20th day of the month, the due date shall be "10 days after the end of the next following month."

    G. Net Sales relating to each Receivable shall be recorded on our monthly statement, net of any deductions, on the Settlement Date of such Receivable and such credit shall constitute payment in full of such Receivable.

    H. On the face of all bills and invoices for all Receivables assigned to and purchased by you hereunder shall be placed the following legend: "This Receivable is assigned to, owned by and payable only to: REPUBLIC BUSINESS CREDIT CORPORATION AT P.O. BOX 7777, W8720, PHILADELPHIA, PA 19175- 8720 OR DEPT. 49941, LOS ANGELES, CA 90088, whichever is nearer. Any objection to this invoice must be reported to Republic Business Credit Corporation at 452 Fifth Avenue, New York, N.Y. 10018-2706."

    2. ADVANCES; LOANS: You may, in your sole discretion, make advances and loans to us from time to time at our request. In your sole discretion you may hold a reserve against Receivables in such amount as you determine to hold, and you may revise such reserve from time to time.

    3. SECURITY INTEREST: As security for any and all Obligations, you shall be entitled to hold and we hereby grant to you a continuing general lien upon, security interest in and to, and right of set off on or against any or all of the following, whether now or hereafter existing or acquired, and wherever located (collectively, the "Collateral"): our reserves, instruments, documents, notes, bills and chattel paper, proceeds of insurance, other forms of obligations owing to us, bank and other deposit accounts, general intangibles (including without limitation all tax refunds, contract rights, trade names, trademarks, trade secrets, customer lists, and all other licenses, rights, privileges and franchises), all balances, sums and other property at any time to our credit or in your possession or in the possession of any of your Affiliates, together with all merchandise the sale of which resulted in the creation of Receivables and in all such merchandise that may be returned by customers and Receivables, if and to the extent we are deemed to have any rights therein, whether or not specifically assigned to you, and all books and records relating to any of the foregoing, including the cash and non-cash proceeds of all of the foregoing. We represent, warrant and covenant to you that we
                                      2
now have, and shall at all times continue to have, good and marketable title to all of the Collateral, free and clear of any and all liens, security interests and encumbrances. You shall have the right and are hereby irrevocably authorized at any time to charge to us the amounts of any and all Obligations, whether or not then due, and, upon the demand of any of your Affiliates, to pay over to such Affiliate any amounts owing to them by us. We shall execute and deliver to you all financing statements and other documents and instruments that you may request to perfect, protect or establish your security interest hereunder and we authorize you to execute and file any financing statements covering such security interest without our signature or, if you so elect, signed in our name by you, and you are hereby irrevocably appointed our attorney-in-fact to do so. We shall reimburse you for, and you shall be entitled to charge us with, all costs and expenses incurred by you in connection with the preparation, execution, administration and enforcement of this Agreement, or to enforce any of the Obligations, or in the prosecution or defense of any action, involving you or us, concerning any matter growing out of or in any manner relating to this Agreement, the Receivables or other Collateral or any Obligation whatsoever including, without limitation, all reasonable fees and expenses of your attorneys (including inhouse counsel), incurred in connection with the foregoing, including, without limitation, those incurred in connection with any state court insolvency case or proceeding or federal bankruptcy case or proceeding, and all fees and costs in connection with public record searches and filings, investigation, accounting and periodic field examination fees and expenses (whether from your own or outside investigators, auditors or examiners) and all other costs and expenses with respect thereto, whether or not a legal action is commenced by or against us, and if such action is commenced, whether or not judgment is obtained. Recourse to security or any Collateral shall not at any time be required and we shall at all times remain liable for the repayment on demand to you of all Obligations.

    4. DISBURSEMENT OF FUNDS: We may from time to time give you oral, telephonic, telefax and/or written instructions to disburse monies to us. Such disbursement requests may be made by any of our officers, employees or agents and you shall have no obligation to verify that any request is authorized or proper.

    5.      INTEREST:

    A. Interest charges to us hereunder shall be at one percent (1%) below the Republic Reference Rate, computed on the basis of a 360-day year for the actual number of days in the interest period. The interest rate in effect during each calendar month shall be determined using the Republic Reference Rate in effect on the last Business Day of the preceding calendar month. We recognize that the actual yield to you under this Agreement may exceed the rate of interest specified in this Section 5A.

    B. Interest, at the respective rates set forth in this Section 5, shall be computed (i) daily based on the Contract Balance for Interest each day; and (ii) upon our late payment of any Receivable purchased by you from others, from the due date of the Receivable to the date of such late payment, but such interest shall only be charged or credited to us in accordance with Section 5E below.

    C. In the event any sums are paid to us or credited to us in error, or you are required to turn over or return to the customer an amount which was paid to us and whose risk of non-payment you did not assume in accordance with Section 1B above, you may in your discretion charge said sum to us. Any such sums shall bear interest, payable by us at the rate set forth in Section 5A above, from the Settlement Date of such sum, if a Receivable, or otherwise from the date such sum was paid to us or credited to us (which date shall constitute the "Settlement Date" for such sum), up to the date a correction is made on your records, less in each case Add on Days.

    D. In the event you do not credit us with a payment on a Receivable which you receive, whether by error, or because the customer remittance was an on-account or installment payment (which payments are not credited until the full invoice amount is paid), or because the Receivable to which the customer remittance applied could not be identified, then the payment received by you shall bear interest, payable by you as a credit to us at the rate set forth in
Section 5A above, from the Settlement Date of such payment, which, if such payment is a partial payment of a full invoice, shall be calculated based upon the Deposit Date of such partial payment, up to the date an adjustment is made.

    E. Interest shall be charged or credited to us, as the case may be, as of the last day of the month in which the interest is accrued.


    F. If for any reason there remains with you at any time a credit Daily Ending Balance ("Matured Funds"), you shall pay us interest on such Matured Funds, at a rate per annum equal to 3% below the Republic Reference Rate in effect during each day in which such Matured Funds are retained by you. The applicable Republic Reference Rate is to be determined in accordance with
Section 5A above. You reserve the right to remit such Matured Funds to us at any time.

    6. MONTHLY STATEMENTS: You will send us a monthly statement after the end of each month. UNLESS YOU RECEIVE OUR WRITTEN EXCEPTIONS TO ANY STATEMENT RENDERED BY YOU WITHIN THIRTY (30) DAYS AFTER SUCH STATEMENT IS RENDERED, SUCH STATEMENT SHALL CONSTITUTE AN ACCOUNT STATED AND BE DEEMED ACCEPTED BY US AND SHALL BE CONCLUSIVE AND BINDING UPON US.

    7.      COMMISSIONS:

    A. We agree to pay to you a factoring commission equal to .65% of the gross face amount of each Receivable whether or not specifically assigned to you. Your factoring commission as so calculated shall be charged to our account effective as of the fifteenth (15th) day of the month in which the Receivable was assigned.

    B. Commissions payable to you hereunder are based upon our usual and regular terms which do not exceed ninety (90) days. On any other Receivable on which the due date has been extended beyond ninety (90) days, your commissions thereon shall be increased at the rate of one-quarter of one percent (.25%) of the gross face amount of such Receivable for each additional thirty (30) days or fraction thereof by which our terms are extended. The increased commission for sales in excess of your regular terms of sale shall only apply to Rainbow Shops, Petrie Retail, Inc., Montgomery Ward and Casual Corner when such terms of sale exceed 120 days. No such increase in the due date, however, shall be granted without your prior written approval.

    C. We may from time to time request that you credit approve sales made by us to Debtors-in- Possession operating under Chapter 11 of the Bankruptcy Code ("DIP Sales"). We agree that any such credit approval by you of DIP Sales shall be subject to a supplemental factoring commission of 1% in addition to the regular factoring commission charged by you, provided, however all Receivables arising from or created by our sales to Petrie Retail, Inc. that you credit approve shall be subject to a supplemental factoring commission of 1.35% in addition to the regular factoring commission charged by you.


    8. ASSIGNMENT SCHEDULES, INVOICING AND CREDITS: We will provide you with an assignment and schedule of Receivables sold and assigned to you in form satisfactory to you. All bills or invoices shall be mailed by us to our customers at our sole expense. We will give you copies of all bills or invoices, together with such proof of shipment or delivery as you may from time to time require. The issuance of or any billing by us of such bills or invoices shall constitute an assignment thereof to you for the Receivables represented thereby, whether or not we execute any other specific instrument of assignment. Notwithstanding the foregoing, you shall be deemed not to have assumed the credit risk as provided in Section 1B above if we do not supply you with a schedule and assignment of Receivables within ten (10) days of the creation of the Receivables involved and the risk of loss with respect to such Receivables shall be deemed to have reverted to and been assumed by us without any act upon your part to effect the same. We will issue credits only with your prior written approval and credits may be claimed only by the customer. All credits for full invoice amounts shall be assigned by us to you.


    9. DISPUTES AND CHARGEBACKS: We hereby further warrant to you that the customer in each instance has received and will accept the merchandise sold or the services rendered and the bill or invoice therefor, and will pay the same as and when due without any Dispute. We will notify you promptly of, and, at our own cost and expense, including attorneys' fees and expenses, shall settle all Disputes and will pay you promptly the amount of the Receivables affected thereby. Any Dispute not settled by us by the sixtieth
(60th) day next following the due date of the bill or invoice affected thereby may, if you so elect, be settled, compromised, adjusted or litigated by you directly with the customer or other complainant for us and at our risk and upon such terms and conditions as you in your sole discretion deem advisable. You may also in your discretion take possession of and sell or cause the sale of any returned or recovered merchandise, at such prices, upon such terms and to such purchasers as you deem proper (including, in the event of any public sale, yourself) and in any event to charge the deficiency costs and expenses thereof, including attorneys' fees and expenses, to us. In addition to all other rights to which you are entitled hereunder, whenever there is any Dispute, or if any Receivable not approved in accordance with Section 1B is unpaid on its due date, you may charge the amount of the Receivable so affected or unpaid (as well as all other Receivables due and owing from that customer) to us at any time. In addition, you shall also be entitled to charge to us the amounts you receive in payment of any Receivable not approved in accordance with Section 1B and which thereafter you are required to turn over or return to the customer or any legal representative thereof. The provisions of the foregoing sentence shall survive the termination of this Agreement, and we hereby indemnify you and hold you harmless from any loss or expense arising out of the assertion of such a claim with respect to any Receivable not approved in accordance with
Section 1B, including attorneys' fees and expenses, and the amount of such loss or expense may be charged to us. You will automatically charge back to our account deductions taken by customers. In addition, as further consideration for your entering into this Agreement we waive any right to any payments received by you from or on behalf of our customers which neither you nor we can identify to any Receivable. Any chargeback of a Receivable shall not be deemed nor shall it constitute a reassignment to us of the Receivable affected thereby, and title thereto and to the merchandise represented thereby shall remain in you until you are fully reimbursed. Regardless of the date or dates upon which you charge back the amount of any Receivable with respect to which there is any Dispute, or the amount owing from a customer which has raised any Dispute, we agree that immediately upon the occurrence of any such Dispute, any obligation you may otherwise have had hereunder to bear the risk of loss with respect to such Receivable shall cease and such obligation shall be deemed to have reverted to, and to have been assumed by, us without any act upon your part to effect the same.

    10. REMITTANCES OF FUNDS: If any remittances are made directly to us, we shall hold the same in trust for you as your property and immediately deliver to you the identical checks, monies or other forms of payment received, and you shall have the right to endorse our name on any and all checks or other forms of remittances received if such endorsement is necessary to effect collection.

    11.     MAINTENANCE OF RECORDS:

    A. We agree that we will hold at our offices and be fully responsible to you for any and all shipping receipts evidencing delivery of goods or rendition of services regarding Receivables purchased by you. Such shipping evidences held by us shall be available for your inspection and for delivery to you at your request at any time.

    B. We further agree to make our records, files and books of account, including, but not limited to, any and all bills, invoices, shipping or transport documents, ledgers, journals, checkbooks, correspondence, memoranda, microfilm, microfiche, computer programs and records, source materials, tapes and discs (collectively "Documents"), available to you on request and that you may visit our premises during normal business hours to examine such Documents and to make copies or extracts thereof and to conduct such examinations as you deem necessary. You shall be entitled to charge us a fee of five hundred dollars ($500.00) for each day or part thereof in which the examination ("Examination Fees") is conducted plus out-of-pocket expenses you incur as a result of conducting such examinations. Notwithstanding the foregoing, the maximum amount of Examination Fees that you shall be entitled to charge to us each Contract Year under this Agreement and the separate Factoring Agreement between you and our affiliate, Jenna Lane Polo Association, Ltd., is $3,000.00.

    12.     CERTAIN COSTS AND EXPENSES:

    A. If you, at our request and on our behalf, in your sole discretion, file a claim (a "DR Claim"), with respect to a Receivable which is not at your credit risk or forward such a DR Claim to a collection agency or attorney for collection, you shall charge us with an amount equal to ten (10%) percent of the DR Claim at the time such DR Claim is filed or forwarded and in addition one hundred (100%) percent of the actual expenses or charges incurred by you shall be charged to us when incurred.

    B. We shall be entitled to receive at no cost to us one (1) Client Detail Aged Trial Balance for each month. For each additional Client Detail Aged Trial Balance requested by us in that month, you shall charge us $100.00.

    C. You may modify the charges set forth in Sections 7C, 11B, 12A and 12B above, from time to time, on not less than thirty (30) days prior written notice.

    13. TAXES: Any state, city, local or federal sales or excise taxes on sales of Receivables hereunder and any payroll taxes, state disability premiums, premiums for workman's compensation insurance and unemployment taxes, shall be timely paid by us, but if you should make any payment of any thereof, we will repay the same to you upon demand, and all such payments shall constitute Obligations.

    14.     WARRANTIES AND AGREEMENTS:

    A. We hereby warrant our solvency (which warranty shall be continuing throughout the term of this Agreement) and hereby agree that we are not entitled to and shall not pledge your credit for any purpose whatsoever. We further agree that we shall not encumber or grant a lien on or security interest in our present and future Receivables, or our other Collateral, or our merchandise inventory, or with respect to our existing assets to anyone other than you without your prior written consent.

    B. We agree to furnish you with balance sheets, statements of profit and loss, financial statements and such other information regarding our business affairs and financial condition as you may from time to time require, and in any event, a statement of our financial position for each fiscal year prepared and certified by our regularly engaged Certified Public Accountant. All such statements shall fairly present our financial condition as of the dates, and the results of our operations for the periods, for which the same are furnished.

    C. This Agreement is the complete agreement between the parties hereto as to the subject matter hereof, all prior commitments, proposals, negotiations concerning the subject matter hereof being merged herein. This Agreement is entered into for the benefit of said parties, their successors and assigns, except that we shall not assign or hypothecate our rights under this Agreement to any other person, firm, corporation or entity without your prior written consent. This Agreement cannot be amended, changed, modified or terminated orally. We hereby consent to the assignment by you of this Agreement and your rights hereunder, including the Collateral, to any Affiliate or any other third-party. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege or option, and no waiver whatever shall be valid unless in writing signed by you and then only to the extent a waiver is therein set forth.


    15. DEFINITIONS: For purposes of this Agreement the following terms shall have the respective meanings given to them below:

    (a) "Add On Days" shall mean the number of calendar days in the period of 5 Business Days immediately following the Deposit Date.

    (b) "Affiliates" shall mean any person, firm or corporation directly or indirectly controlling, controlled by or in common control with you and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, Republic New York Corporation.

    (c) "Agreement" shall mean this Factoring Agreement, as amended, modified or supplemented.

    (d) "Business Day" shall mean any week day on which banking institutions in New York, New York are open for the transaction of ordinary banking business. If any payment or credit by you to us under this Agreement is due on a day other than a Business Day, then such payment or credit shall be made on the next Business Day.


    (e) "Contract Balance for Interest" for any date shall mean the sum of (i) the Net Daily Collections for such date multiplied by the Add On Days and (ii) the Daily Ending Balance for such date.


    (f) "Daily Ending Balance" for any date shall mean (i) all monies remitted, paid or otherwise advanced to us by you for our account at any time prior to and including such date less (ii) all amounts credited to our account at any time prior to and including such date.

    (g) "Deposit Date" shall mean with respect to a payment on a Receivable from or on behalf of our customer made to the banking institution receiving on your behalf such payment, the date such banking institution notes on the item evidencing such payment or otherwise on its records as the date it deems such payment as having been received by it.

    (h) "Dispute" shall mean any dispute, claim, offset, defense, counterclaim or any other reason for nonpayment other than a customer's financial inability to pay, regardless of whether the same is in an amount greater than, equal to or less than the Receivable concerned, whether bona fide or not, and regardless of whether the same, in part or in whole, relates to an unpaid Receivable or any other Receivable and whether or not such Dispute arises by reason of an Act of God, civil strife, war, currency restrictions or fluctuations, foreign political restrictions or regulations or the like.

    (i) "Net Daily Collections" shall mean for any date the amount of Net Sales having a Settlement Date on such date, less any deductions plus any other amounts which may become owing by you to us on such date under this Agreement.

    (j) "Net Sales" shall mean the gross face amount of Receivables less discounts offered to, and any credits received by or allowed to, our customers. In computing "Net Sales" you may in your discretion treat (1) discounts offered to our customers as having been taken by such customers on the largest discount offered to them, and (2) all discounts used in such computation also as being applicable to postage, freight, and incidental charges.

    (k) "Obligations" shall mean all loans, advances, indebtedness, liabilities, debit balances, covenants and duties and all other obligations of whatever kind or nature at any time or from time to time owed by us to you or any of your Affiliates, whether fixed or contingent, due or to become due, no matter how or when arising and whether under this or any other Agreement or otherwise and including all obligations of ours as obligors on Receivables you purchase from others.

    (l) "Receivables" (or "Receivable" in the singular) shall mean and include all accounts, and all other obligations of customers of ours arising out of the sale and delivery of goods by us or the rendition of services by us, whether now existing or hereafter created.

    (m) "Republic Reference Rate" shall mean the lending rate established by Republic National Bank of New York from time to time at its principal domestic office as its reference lending rate for domestic commercial loans.

    (n) "Settlement Date" shall mean with respect to each Receivable the first to occur of (1) the Deposit Date of payment on such Receivable or (2) if you have assumed the risk of nonpayment under Section 1B above, 150 days after the due date of such Receivable, provided such Receivable has not at any time been subject to any Dispute.


    16.     TERM AND EVENTS OF DEFAULT:

    A. This Agreement shall continue in full force and effect until two years from the effective date hereof and from year to year thereafter unless terminated by you or unless we notify you of our desire to terminate this Agreement effective on its anniversary date in any year by giving you at least sixty (60) days' prior written notice. You shall have the right to terminate this Agreement at any time upon sixty (60) days' prior written notice. Termination shall be effective by the mailing by certified mail, return receipt requested of a letter of notice addressed by either of us to the other specifying the date of termination. Notwithstanding the foregoing, you may terminate this Agreement without notice upon the occurrence of any Event of Default. On termination for any reason, all Obligations shall, unless and to the extent that you otherwise elect, become immediately due and payable without notice or demand. Any of the following events with respect to us or any guarantor of any Obligations shall constitute an "Event of Default" hereunder: default in the payment or performance of any Obligation owing to you or any of your Affiliates when due, including without limitation the failure to pay to you the amount of any net debit balance due from us and any unpaid interest thereon after demand therefor has been made; we or any of them commit any breach of or default in the performance of any other covenant or agreement contained in this Agreement or in any other instrument or agreement with or in favor of you or your Affiliates; any representation or warranty made by us or any of them in this Agreement or in any other instrument or agreement with or in favor of you or your Affiliates shall prove to be inaccurate or untrue; any partner (if we or any of them is a partnership) shall die or otherwise withdraw from the partnership; death (if we or any of them is a natural person) or dissolution (if we or any of them is a corporation); we or any of them shall commence any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to us or any of them, or seeking to adjudicate us or any of them a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to us or any of them or any of their debts, or seeking appointment of a receiver, trustee, custodian or other similar official for us or any of them or for all or any substantial part of the assets of us or any of them, or we or any of them shall make a general assignment for the benefit of its creditors, or there shall be commenced against us or any of them any case, proceeding or other action of a nature referred to in this clause; there shall be commenced against us or any of them any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of us or any of them which results in the entry of an order for any such relief, or we or any of them shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this clause; we or any of them shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; entry of a judgment against us or any of them; failure to pay or remit any tax when assessed or due; making a bulk transfer or sending notice of intent to do so; granting any security interest (other than to you); suspension or liquidation of the usual business of us or any of them; failing to furnish you with any requested financial information or failing to permit inspection of books or records by you or any of your agents, attorneys or accountants; the occurrence of a default or event of default under any guarantee or security agreement guaranteeing or securing any Obligations, or the termination or purported termination of any thereof; we or any of them (if a corporation) shall become a party to any merger or consolidation without your prior written consent; or control of us or any of them (if a corporation or partnership) shall change, which shall mean that in one or a series of related transactions, (i) a sale of all or substantially all of our assets, (ii) merger or consolidation (other than between or among us and our affiliates) pursuant to which we are not the surviving entity and the holders of our capital stock prior to such transaction hold less than 50% of the capital stock of the resulting entity, or (iii) a transfer or disposition of a majority of our capital stock other than between or among us and our affiliates.

    B. Notwithstanding any termination hereof, this Agreement shall nevertheless continue in full force and effect as to, and be binding upon us, after any termination, until we have fully paid, performed and satisfied all of the Obligations, no matter how or when arising and whether under this or any other agreement.

    17. REMEDIES: Upon the occurrence of any Event of Default, you shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all Collateral, such rights and remedies being in addition to all of your other rights and remedies provided for herein or in any other agreement between us, and further, you may, at any time or times, after the occurrence of any such Event of Default, sell and deliver any and all other Collateral held by you or for you at public or private sale, in one or more sales or parcels, at such prices and upon such terms as you may deem best, and for cash or on credit or for future delivery, without your assumption of any credit risk, and at public or private sales, as you may deem appropriate. If reasonable notice of the time and place of such sale is required under applicable law, such requirement shall be met if any such notice is mailed, postage prepaid, to our address shown on the cover page hereof, or the last shown address in your records, at least five (5) days before the time of the sale or disposition thereof. You may be the purchaser at any sale, if it is public, free from any right of redemption, which, to the extent permitted by law, we also hereby expressly waive. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees and disbursements, and then to the payment (in such order as you may elect) of all Obligations. You will return any excess to us and we shall remain liable to you for any deficiency. Your rights and remedies under this Agreement will be cumulative and not exclusive of any other rights or remedies which you may otherwise have. The provisions of this Section 17 shall survive any termination of this Agreement.

    18. APPLICABLE LAW, ARBITRATION, JURISDICTION, STATUTE OF LIMITATIONS, WAIVER OF JURY TRIAL:

    A. This Agreement is made in the State of New York and shall be governed by and construed in accordance with the laws of said State, without regard to conflict of laws principles.


    B. WE AGREE THAT ANY, DISPUTE, CLAIM OR CONTROVERSY BETWEEN YOU AND US, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("CLAIM" OR "CLAIMS") SHALL, AT YOUR ELECTION, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 18B. Such election may be made at any time prior to the commencement of a judicial proceeding by you, or in the event of a judicial proceeding instituted by us at any time prior to the last day to answer and/or respond to a summons and/or complaint made by us (or within thirty (30) days after the rendition of an order on any motion by you based upon the statute of limitations). The provisions of this Section 18B apply to and include all claims arising out of or in connection with i) this Agreement or any related agreements or instruments, ii) all past, present and future agreements involving you or us, iii) any transaction related to this Agreement and all past, present and future transactions involving you and us, and iv) any aspect of the past, present or future relationship between you or us. You may elect to require arbitration of any Claim with us without thereby being required to arbitrate all Claims between you and us. Any such Claim shall be resolved by binding arbitration in accordance with the Arbitration Law of the State of New York and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this Section 18B. In any arbitration proceeding subject to this Section 18B, the arbitrator is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party nor shall the arbitrator have the power or authority to alter or modify any express provision of this Agreement or any other agreement heretofore or hereafter entered into between us, all of which agreements are hereby incorporated in this arbitration provision. Judgment upon the arbitration award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the arbitrator(s) shall be selected in the manner provided in this Section 18B. No provision of, nor the exercise of any rights under this Section 18B shall limit your rights i) to foreclose against collateral pursuant to applicable provisions of the Uniform Commercial Code or otherwise herein pursuant to applicable law, ii) to exercise self-help remedies including, but not limited to, set off and repossession, or iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including, but not limited to, injunctive or mandatory relief. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver by you, even if you are a plaintiff, of your right to submit the Claim to arbitration if you would otherwise have such right. Whenever an arbitration is required under this
Section 18B, the arbitrator(s) shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any Claim of $100,000.00 or less and he or she shall be a Certified Public Accountant with at least five years experience in such profession. Where a Claim of any party exceeds $100,000.00, the Claim shall be decided by a majority of three arbitrators, at least two of whom shall be Certified Public Accountants (at least one of whom shall have not less than five years experience in such profession). The arbitrator(s) shall have the power to award recovery of all costs and fees (including attorney's fees, administrative fees, arbitrator(s)'s fees and, if applicable, court costs) to the prevailing party. In the event of any Claim governed by this Section 18B, each of the parties shall, subject to the award of the arbitrator(s), pay an equal share of the arbitrator(s)'s fees.

    C. We agree that any Claim or cause of action by us against you, or any of your directors, officers, employees, agents, accountants or attorneys, based on, arising from or relating in any way to this Agreement, or any supplement or amendment hereto, or any other present or future agreement between us, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter whatsoever shall be barred unless asserted by us by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such Claim or cause of action, or any part thereof, is based, and the service of a summons and complaint upon one of your officers, within thirty (30) days thereafter. We agree that said one year period is a reasonable and sufficient time for us to investigate and act upon such Claim or cause of action. Said one year period shall not be waived, tolled or extended except by specific written consent by you.

    D. In performing your obligations under this Agreement, you shall be liable to us for only your gross negligence or willful misconduct. No person or entity shall be a third party beneficiary of any of our rights or claims under this Agreement and in particular, but not by way of limitation, you shall not be liable to any third party or for any act or omission by you or any third party including, without limitation, the inability or failure of any third party to effect a transfer in accordance with our instructions due to mechanical, computer or electrical failures or for any other reason beyond your control.
You shall have no obligation to pursue, or assist us in pursuing, any claim we may have against any third party. In no event, shall you be liable for special, punitive, indirect or consequential damages, nor shall any action or inaction on your part, constitute a waiver by you of any cause of action or defense.

    E. As a material part of the consideration to you to enter into this Agreement, we (1) agree that, at your option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to this Agreement shall be litigated exclusively in the Supreme Court of the State of New York, County of New York, (2) consent to the jurisdiction of such court and consent to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (3) waive any and all rights to transfer or change the venue of any such action or proceeding to any other court.

    F. The headings of various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

    G. This Agreement and the other written documents previously or now executed in connection herewith are the entire and only agreements between us with respect to the subject matter hereof, and all oral representations, agreements and undertakings, previously or contemporaneously made, which are not set forth herein or therein, are superseded hereby and thereby. The provisions of this
Section 18 shall survive any termination of this Agreement.

    H. YOU AND WE EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING FROM, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT, OR ANY SUPPLEMENT OR AMENDMENT HERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN YOU AND US; OR (III) ANY CONDUCT, ACTS OR OMISSIONS BY YOU OR US OR ANY OF YOUR OR OUR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH YOU OR US; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Very truly yours,

T.L.C. FOR KIDZ, INC.


By:      /S/ Mitchell Dobies
Title:   Co-Chairman

ATTEST:


[SEAL]


ACCEPTED AT NEW YORK, NEW YORK

ON JULY 14, 1998


REPUBLIC BUSINESS CREDIT CORPORATION


By:    /S/ Jeffrey Kremberg
Title: Vice President

                             SECRETARY'S CERTIFICATE

    RESOLVED, that the President, Vice President, Treasurer or other officer or any agent of this Corporation, or any one or more of them, be and they hereby are authorized and empowered, acting singly, to enter into and execute on behalf of this Corporation an agreement with Republic Business Credit Corporation (hereinafter called "Factor") relating to the sale, granting of a security interest, pledge, assignment, negotiation and guarantee to said Factor of accounts, instruments, documents, contract rights, notes, bills, general intangibles, chattel paper, acceptances and all other forms of obligations, collectively referred to as "Receivables", and/or relating to the consignment, pledge, mortgage or other hypothecation of any merchandise or other property, now or hereafter belonging to or acquired by this Corporation, to or with said Factor and the borrowing of moneys and obtaining of credit from time to time from said Factor, and from time to time to modify or supplement said agreement and to make and modify, or supplement arrangements with said Factor, as to the terms or conditions on which such Receivables are to be pledged, assigned, negotiated or guaranteed to said Factor, and as to the terms or conditions on which merchandise or other property, now or hereafter belonging to or acquired by this Corporation, may be consigned, pledged, mortgaged or otherwise hypothecated to or with said Factor, and as to the terms and conditions on which such sums may be borrowed and credit obtained, and they and each of them and any person or persons hereafter and from time to time designated by any of them to act for this Corporation are hereby further authorized and empowered from time to time to assign, transfer, deliver, endorse, negotiate or otherwise transfer and/or guarantee to said Factor and its assigns any and all Receivables now or hereafter belonging to or acquired by this Corporation and for said purposes to execute and deliver any and all assignments, schedules, transfers, endorsements, contracts, guarantees, agreements or other instruments in respect thereof and to make remittances and payments in respect thereof by checks, drafts or otherwise, and they are further authorized and empowered from time to time to consign, designate, pledge, mortgage or otherwise hypothecate to or with said Factor merchandise or other property now or hereafter belonging to or acquired by this Corporation and to borrow money or obtain credit from said Factor and for said purposes to execute and deliver any and all consignments, security agreements, financing statements, designations, schedules, mortgages, agreements, instruments of pledge, notes and/or other instruments in respect thereof, and to do and perform all such other acts and things deemed by such officer or agent necessary, convenient or proper to carry out, modify or supplement any such agreement and arrangements made with said Factor, hereby ratifying, approving and confirming all that any of said officers or agents have done or may do in the premises.

I, Kathleen Dresssel, do hereby certify that I am the Secretary of T.L.C. FOR KIDZ, INC., a corporation organized and existing under and by virtue of the laws of the State of Delaware, having its principal place of business at 2559 B Route 130 South, Cranbury, New Jersey 08512, that I am the keeper of the corporate records and the seal of said Corporation; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said Corporation duly convened and held in accordance with its by-laws and the laws of said State at the principal place of business of said Corporation set forth above, on the 14 day of July, 1998, as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolutions recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; and that the within and foregoing agreement referred to in said resolution was duly executed pursuant thereto.

    I do further certify that the following are the names and specimen signatures of the officers and agents of said Corporation, so empowered and authorized, namely:


Chairman:           Mitchell Dobies                      /s/ Mitchell Dobies
                                                         (Signature)

Chairman:           Charles Sobel                        /s/ Charles Sobel
                                                         (Signature)

Secretary:          Kathleen Dressel                     /s/ Kathleen Dressel
                                                         (Signature)


    Witness my hand and seal of said Corporation this 14 day of July, 19

(Affix corporate seal here)


                                              (Secretary of said Corporation)

                                                               Exhibit 10.19
REPUBLIC BUSINESS CREDIT
Republic Business Credit Corporation
452 Fifth Avenue
New York, New York 10018
Telephone 212-525-5200
Fax 212-525-5022

                                                                 [Daily Balance]

                              FACTORING AGREEMENT

Republic Business Credit Corporation
452 Fifth Avenue
New York, New York 10018

Re:     JENNA LANE POLO ASSOCIATION, LTD.
        2559 B Route 130 South, Cranbury, New Jersey  08512

Ladies and Gentlemen:

    We hereby request that you act as our sole factor effective as of the date of your acceptance hereof, upon the terms and conditions set forth below. All capitalized terms shall have the meaning given such terms in Section 15 of this Agreement ("Definitions") unless defined elsewhere in this Agreement.

    1.      PURCHASE OF RECEIVABLES:

    A. We agree that we will do all of our business through you as our sole factor and hereby assign and sell to you as absolute owner all Receivables. We represent and warrant that each and every Receivable now or hereafter assigned to you will be a bona fide and existing obligation of a customer of ours, owned by and owing to us, arising out of the sale and delivery of goods by us or the rendition of services by us, free and clear of any and all deductions, Disputes, liens, security interests and encumbrances.

    B. You agree to and do hereby purchase without recourse to us, except as set forth hereinafter, all Receivables approved by you in accordance with
Section 1E below. You agree to and do hereby assume the risk of non-payment on such Receivables, if nonpayment is due solely to the financial inability of our customer to make payment at the due date of the Receivable, provided the customer has, at such due date, and thereafter, received and finally accepted the merchandise or services giving rise to such Receivables without any Dispute.

    C. Receivables not approved by you in accordance with Section 1E below are assigned to and purchased by you with full recourse to us in the event of nonpayment thereof for any reason.

    D. In addition, we hereby sell, assign and transfer to you all of our right, title and interest in and to the merchandise, the sale of which resulted in creation of Receivables, and in all such merchandise that may be returned by customers and all causes of action and rights in connection therewith, which we now have or may hereafter acquire, including our rights of reclamation, replevin and stoppage in transit and as an unpaid vendor of merchandise or services as a lienor. We hereby agree upon your instruction to promptly take any and all action necessary for you to enforce your rights of reclamation, replevin and stoppage in transit and in the event of our failure to do so, you shall be authorized to exercise any such right in our name or in any manner you deem appropriate. Any merchandise so recovered shall be treated as returned merchandise, and shall be set aside, marked with your name and held for your account as owner. We shall notify you promptly of all such returned merchandise.

    E. No purchase of any Receivable by you shall be deemed to be made pursuant to Section 1B above unless the sale of merchandise or rendition of services by us resulting in such Receivable shall have been made with your prior written approval of the amount and terms of such sale or rendition of services and the credit standing of our customer, and you shall have the right to withdraw such approval at any time before actual delivery of such merchandise or rendition of such services. Each credit approval shall be automatically withdrawn in the event the terms of sale are changed without your written approval or in the event the shipment of goods or rendition of services shall not be made or performed within thirty (30) days from the completion date specified in the credit approval or within thirty (30) days from the date of the credit approval, if no completion date is specified. When a credit approval specifies special terms and conditions, the credit approval shall be deemed automatically withdrawn when such special terms and conditions are not complied with. You shall not be liable in any manner or respect for refusing to accept or approve any Receivable or the credit standing of any customer of ours or for withdrawing any approval as provided in this Section 1E.

    F. On billing terms of "10 E.O.M." such terms shall mean with respect to invoices dated from the 1st day through the 19th day of a month that the due date of such invoice is "10 days after the end of such month"; and, with respect to invoices dated on or after the 20th day of the month, the due date shall be "10 days after the end of the next following month."

    G. Net Sales relating to each Receivable shall be recorded on our monthly statement, net of any deductions, on the Settlement Date of such Receivable and such credit shall constitute payment in full of such Receivable.

    H. On the face of all bills and invoices for all Receivables assigned to and purchased by you hereunder shall be placed the following legend: "This Receivable is assigned to, owned by and payable only to: REPUBLIC BUSINESS CREDIT CORPORATION AT P.O. BOX 7777, W8720, PHILADELPHIA, PA 19175- 8720 OR DEPT. 49941, LOS ANGELES, CA 90088, whichever is nearer. Any objection to this invoice must be reported to Republic Business Credit Corporation at 452 Fifth Avenue, New York, N.Y. 10018-2706."

    2. ADVANCES; LOANS: You may, in your sole discretion, make advances and loans to us from time to time at our request. In your sole discretion you may hold a reserve against Receivables in such amount as you determine to hold, and you may revise such reserve from time to time.


    3. SECURITY INTEREST: As security for any and all Obligations, you shall be entitled to hold and we hereby grant to you a continuing general lien upon, security interest in and to, and right of set off on or against any or all of the following, whether now or hereafter existing or acquired, and wherever located (collectively, the "Collateral"): our reserves, instruments, documents, notes, bills and chattel paper, proceeds of insurance, other forms of obligations owing to us, bank and other deposit accounts, general intangibles (including without limitation all tax refunds, contract rights, trade names, trademarks, trade secrets, customer lists, and all other licenses, rights, privileges and franchises), all balances, sums and other property at any time to our credit or in your possession or in the possession of any of your Affiliates, together with all merchandise the sale of which resulted in the creation of Receivables and in all such merchandise that may be returned by customers and Receivables, if and to the extent we are deemed to have any rights therein, whether or not specifically assigned to you, and all books and records relating to any of the foregoing, including the cash and non-cash proceeds of all of the foregoing. We represent, warrant and covenant to you that we now have, and shall at all times continue to have, good and marketable title to all of the Collateral, free and clear of any and all liens, security interests and encumbrances. You shall have the right and are hereby irrevocably authorized at any time to charge to us the amounts of any and all Obligations, whether or not then due, and, upon the demand of any of your Affiliates, to pay over to such Affiliate any amounts owing to them by us. We shall execute and deliver to you all financing statements and other documents and instruments that you may request to perfect, protect or establish your security interest hereunder and we authorize you to execute and file any financing statements covering such security interest without our signature or, if you so elect, signed in our name by you, and you are hereby irrevocably appointed our attorney-in-fact to do so. We shall reimburse you for, and you shall be entitled to charge us with, all costs and expenses incurred by you in connection with the execution, administration and enforcement of this Agreement, or to enforce any of the Obligations, or in the prosecution or defense of any action, involving you or us, concerning any matter growing out of or in any manner relating to this Agreement, the Receivables or other Collateral or any Obligation whatsoever including, without limitation, all reasonable fees and expenses of your attorneys (including inhouse counsel), incurred in connection with the foregoing, including, without limitation, those incurred in connection with any state court insolvency case or proceeding or federal bankruptcy case or proceeding, and all fees and costs in connection with public record searches and filings, investigation, accounting and periodic field examination fees and expenses (whether from your own or outside investigators, auditors or examiners) and all other costs and expenses with respect thereto, whether or not a legal action is commenced by or against us, and if such action is commenced, whether or not judgment is obtained. Recourse to security or any Collateral shall not at any time be required and we shall at all times remain liable for the repayment on demand to you of all Obligations.

    4. DISBURSEMENT OF FUNDS: We may from time to time give you oral, telephonic, telefax and/or written instructions to disburse monies to us. Such disbursement requests may be made by any of our officers, employees or agents and you shall have no obligation to verify that any request is authorized or proper.

    5.      INTEREST:

    A. Interest charges to us hereunder shall be at one percent (1%) below the Republic Reference Rate, computed on the basis of a 360-day year for the actual number of days in the interest period. The interest rate in effect during each calendar month shall be determined using the Republic Reference Rate in effect on the last Business Day of the preceding calendar month. We recognize that the actual yield to you under this Agreement may exceed the rate of interest specified in this Section 5A.

    B. Interest, at the respective rates set forth in this Section 5, shall be computed (i) daily based on the Contract Balance for Interest each day; and (ii) upon our late payment of any Receivable purchased by you from others, from the due date of the Receivable to the date of such late payment, but such interest shall only be charged or credited to us in accordance with Section 5E below.

    C. In the event any sums are paid to us or credited to us in error, or you are required to turn over or return to the customer an amount which was paid to us and whose risk of non-payment you did not assume in accordance with Section 1B above, you may in your discretion charge said sum to us. Any such sums shall bear interest, payable by us at the rate set forth in Section 5A above, from the Settlement Date of such sum, if a Receivable, or otherwise from the date such sum was paid to us or credited to us (which date shall constitute the "Settlement Date" for such sum), up to the date a correction is made on your records, less in each case Add on Days.

    D. In the event you do not credit us with a payment on a Receivable which you receive, whether by error, or because the customer remittance was an on-account or installment payment (which payments are not credited until the full invoice amount is paid), or because the Receivable to which the customer remittance applied could not be identified, then the payment received by you shall bear interest, payable by you as a credit to us at the rate set forth in
Section 5A above, from the Settlement Date of such payment, which, if such payment is a partial payment of a full invoice, shall be calculated based upon the Deposit Date of such partial payment, up to the date an adjustment is made.

    E. Interest shall be charged or credited to us, as the case may be, as of the last day of the month in which the interest is accrued.

    F. If for any reason there remains with you at any time a credit Daily Ending Balance ("Matured Funds"), you shall pay us interest on such Matured Funds, at a rate per annum equal to 3% below the Republic Reference Rate in effect during each day in which such Matured Funds are retained by you. The applicable Republic Reference Rate is to be determined in accordance with
Section 5A above. You reserve the right to remit such Matured Funds to us at any time.

    6. MONTHLY STATEMENTS: You will send us a monthly statement after the end of each month. UNLESS YOU RECEIVE OUR WRITTEN EXCEPTIONS TO ANY STATEMENT RENDERED BY YOU WITHIN THIRTY (30) DAYS AFTER SUCH STATEMENT IS RENDERED, SUCH STATEMENT SHALL CONSTITUTE AN ACCOUNT STATED AND BE DEEMED ACCEPTED BY US AND SHALL BE CONCLUSIVE AND BINDING UPON US.

    7. COMMISSIONS:

    A. We agree to pay to you a factoring commission equal to .65% of the gross face amount of each Receivable whether or not specifically assigned to you. Your factoring commission as so calculated shall be charged to our account effective as of the fifteenth (15th) day of the month in which the Receivable was assigned.

    B. Commissions payable to you hereunder are based upon our usual and regular terms which do not exceed ninety (90) days. On any other Receivable on which the due date has been extended beyond ninety (90) days, your commissions thereon shall be increased at the rate of one-quarter of one percent (.25%) of the gross face amount of such Receivable for each additional thirty (30) days or fraction thereof by which our terms are extended. The increased commission for sales in excess of your regular terms of sale shall only apply to Rainbow Shops, Petrie Retail, Inc., Montgomery Ward and Casual Corner when such terms of sale exceed 120 days. No such increase in the due date, however, shall be granted without your prior written approval.

    C. We may from time to time request that you credit approve sales made by us to Debtors-in- Possession operating under Chapter 11 of the Bankruptcy Code ("DIP Sales"). We agree that any such credit approval by you of DIP Sales shall be subject to a supplemental factoring commission of 1% in addition to the regular factoring commission charged by you, provided, however all Receivables arising from or created by our sales to Petrie Retail, Inc. that you credit approve shall be subject to a supplemental factoring commission of 1.35% in addition to the regular factoring commission charged by you.

    8. ASSIGNMENT SCHEDULES, INVOICING AND CREDITS: We will provide you with an assignment and schedule of Receivables sold and assigned to you in form satisfactory to you. All bills or invoices shall be mailed by us to our customers at our sole expense. We will give you copies of all bills or invoices, together with such proof of shipment or delivery as you may from time to time require. The issuance of or any billing by us of such bills or invoices shall constitute an assignment thereof to you for the Receivables represented thereby, whether or not we execute any other specific instrument of assignment. Notwithstanding the foregoing, you shall be deemed not to have assumed the credit risk as provided in Section 1B above if we do not supply you with a schedule and assignment of Receivables within ten (10) days of the creation of the Receivables involved and the risk of loss with respect to such Receivables shall be deemed to have reverted to and been assumed by us without any act upon your part to effect the same. If an Event of Default has occurred and is continuing, we will issue credits only with your prior written approval. Credits may be claimed only by the customer. All credits for full invoice amounts shall be assigned by us to you.

    9. DISPUTES AND CHARGEBACKS: We hereby further warrant to you that the customer in each instance has received and will accept the merchandise sold or the services rendered and the bill or invoice therefor, and will pay the same as and when due without any Dispute. We will notify you promptly of, and, at our own cost and expense, including attorneys' fees and expenses, shall settle all Disputes and will pay you promptly the amount of the Receivables affected thereby. Any Dispute not settled by us by the sixtieth
(60th) day next following the due date of the bill or invoice affected thereby may, if you so elect, be settled, compromised, adjusted or litigated by you directly with the customer or other complainant for us and at our risk and upon such terms and conditions as you in your sole discretion deem advisable. You may also in your discretion take possession of and sell or cause the sale of any returned or recovered merchandise, at such prices, upon such terms and to such purchasers as you deem proper (including, in the event of any public sale, yourself) and in any event to charge the deficiency costs and expenses thereof, including attorneys' fees and expenses, to us. In addition to all other rights to which you are entitled hereunder, whenever there is any Dispute, or if any Receivable not approved in accordance with Section 1B is unpaid on its due date, you may charge the amount of the Receivable so affected or unpaid (as well as all other Receivables due and owing from that customer) to us at any time. In addition, you shall also be entitled to charge to us the amounts you receive in payment of any Receivable not approved in accordance with Section 1B and which thereafter you are required to turn over or return to the customer or any legal representative thereof. The provisions of the foregoing sentence shall survive the termination of this Agreement, and we hereby indemnify you and hold you harmless from any loss or expense arising out of the assertion of such a claim with respect to any Receivable not approved in accordance with
Section 1B, including attorneys' fees and expenses, and the amount of such loss or expense may be charged to us. You will automatically charge back to our account deductions taken by customers. In addition, as further consideration for your entering into this Agreement we waive any right to any payments received by you from or on behalf of our customers which neither you nor we can identify to any Receivable. Any chargeback of a Receivable shall not be deemed nor shall it constitute a reassignment to us of the Receivable affected thereby, and title thereto and to the merchandise represented thereby shall remain in you until you are fully reimbursed. Regardless of the date or dates upon which you charge back the amount of any Receivable with respect to which there is any Dispute, or the amount owing from a customer which has raised any Dispute, we agree that immediately upon the occurrence of any such Dispute, any obligation you may otherwise have had hereunder to bear the risk of loss with respect to such Receivable shall cease and such obligation shall be deemed to have reverted to, and to have been assumed by, us without any act upon your part to effect the same.

    10. REMITTANCES OF FUNDS: If any remittances are made directly to us, we shall hold the same in trust for you as your property and immediately deliver to you the identical checks, monies or other forms of payment received, and you shall have the right to endorse our name on any and all checks or other forms of remittances received if such endorsement is necessary to effect collection.

    11.     MAINTENANCE OF RECORDS:

    A. We agree that we will hold at our offices and be fully responsible to you for any and all shipping receipts evidencing delivery of goods or rendition of services regarding Receivables purchased by you. Such shipping evidences held by us shall be available for your inspection and for delivery to you at your request at any time.

    B. We further agree to make our records, files and books of account, including, but not limited to, any and all bills, invoices, shipping or transport documents, ledgers, journals, checkbooks, correspondence, memoranda, microfilm, microfiche, computer programs and records, source materials, tapes and discs (collectively "Documents"), available to you on request and that you may visit our premises during normal business hours to examine such Documents and to make copies or extracts thereof and to conduct such examinations as you deem necessary. You shall be entitled to charge us a fee of five hundred dollars ($500.00) for each day or part thereof in which the examination ("Examination Fees") is conducted plus out-of-pocket expenses you incur as a result of conducting such examinations. Notwithstanding the foregoing, the maximum amount of Examination Fees that you shall be entitled to charge to us each Contract Year under this Agreement and the separate Factoring Agreement between you and our affiliate, T.L.C.FOR KIDZ, INC., is $3,000.00.

    12. CERTAIN COSTS AND EXPENSES:

    A. If you, at our request and on our behalf, in your sole discretion, file a claim (a "DR Claim"), with respect to a Receivable which is not at your credit risk or forward such a DR Claim to a collection agency or attorney for collection, you shall charge us with an amount equal to ten (10%) percent of the DR Claim at the time such DR Claim is filed or forwarded and in addition one hundred (100%) percent of the actual expenses or charges incurred by you shall be charged to us when incurred.

    B. We shall be entitled to receive at no cost to us one (1) Client Detail Aged Trial Balance for each month. For each additional Client Detail Aged Trial Balance requested by us in that month, you shall charge us $100.00.

    C. You may modify the charges set forth in Sections 7C, 11B, 12A and 12B above, from time to time, on not less than thirty (30) days prior written notice.

    13. TAXES: Any state, city, local or federal sales or excise taxes on sales of Receivables hereunder and any payroll taxes, state disability premiums, premiums for workman's compensation insurance and unemployment taxes, shall be timely paid by us, but if you should make any payment of any thereof, we will repay the same to you upon demand, and all such payments shall constitute Obligations.

    14. WARRANTIES AND AGREEMENTS:

    A. We hereby warrant our solvency (which warranty shall be continuing throughout the term of this Agreement) and hereby agree that we are not entitled to and shall not pledge your credit for any purpose whatsoever. We further agree that we shall not encumber or grant a lien on or security interest in our present and future Receivables, or our other Collateral, or our merchandise inventory, or with respect to our existing assets to anyone other than you without your prior written consent.

    B. We agree to furnish you with balance sheets, statements of profit and loss, financial statements and such other information regarding our business affairs and financial condition as you may from time to time require, and in any event, a statement of our financial position for each fiscal year prepared and certified by our regularly engaged Certified Public Accountant. All such statements shall fairly present our financial condition as of the dates, and the results of our operations for the periods, for which the same are furnished.

    C. This Agreement is the complete agreement between the parties hereto as to the subject matter hereof, all prior commitments, proposals, negotiations concerning the subject matter hereof being merged herein. This Agreement is entered into for the benefit of said parties, their successors and assigns, except that we shall not assign or hypothecate our rights under this Agreement to any other person, firm, corporation or entity without your prior written consent. This Agreement cannot be amended, changed, modified or terminated orally. We hereby consent to the assignment by you of this Agreement and your rights hereunder, including the Collateral, to any Affiliate or any other third-party. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege or option, and no waiver whatever shall be valid unless in writing signed by you and then only to the extent a waiver is therein set forth.

    15. DEFINITIONS: For purposes of this Agreement the following terms shall have the respective meanings given to them below:

    (a) "Add On Days" shall mean the number of calendar days in the period of 5 Business Days immediately following the Deposit Date.

    (b) "Affiliates" shall mean any person, firm or corporation directly or indirectly controlling, controlled by or in common control with you and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, Republic New York Corporation.

    (c) "Agreement" shall mean this Factoring Agreement, as amended, modified or supplemented.

    (d) "Business Day" shall mean any week day on which banking institutions in New York, New York are open for the transaction of ordinary banking business. If any payment or credit by you to us under this Agreement is due on a day other than a Business Day, then such payment or credit shall be made on the next Business Day.


    (e)     "Contract Balance for Interest" for any date shall mean the sum of
(i) the Net Daily Collections for such date multiplied by the Add On Days and
(ii) the Daily Ending Balance for such date.


    (f) "Daily Ending Balance" for any date shall mean (i) all monies remitted, paid or otherwise advanced to us by you for our account at any time prior to and including such date less (ii) all amounts credited to our account at any time prior to and including such date.

    (g) "Deposit Date" shall mean with respect to a payment on a Receivable from or on behalf of our customer made to the banking institution receiving on your behalf such payment, the date such banking institution notes on the item evidencing such payment or otherwise on its records as the date it deems such payment as having been received by it.

    (h) "Dispute" shall mean any dispute, claim, offset, defense, counterclaim or any other reason for nonpayment other than a customer's financial inability to pay, regardless of whether the same is in an amount greater than, equal to or less than the Receivable concerned, whether bona fide or not, and regardless of whether the same, in part or in whole, relates to an unpaid Receivable or any other Receivable and whether or not such Dispute arises by reason of an Act of God, civil strife, war, currency restrictions or fluctuations, foreign political restrictions or regulations or the like.

    (i) "Net Daily Collections" shall mean for any date the amount of Net Sales having a Settlement Date on such date, less any deductions plus any other amounts which may become owing by you to us on such date under this Agreement.

    (j) "Net Sales" shall mean the gross face amount of Receivables less discounts offered to, and any credits received by or allowed to, our customers. In computing "Net Sales" you may in your discretion treat (1) discounts offered to our customers as having been taken by such customers on the largest discount offered to them, and (2) all discounts used in such computation also as being applicable to postage, freight, and incidental charges.

    (k) "Obligations" shall mean all loans, advances, indebtedness, liabilities, debit balances, covenants and duties and all other obligations of whatever kind or nature at any time or from time to time owed by us to you or any of your Affiliates, whether fixed or contingent, due or to become due, no matter how or when arising and whether under this or any other Agreement or otherwise and including all obligations of ours as obligors on Receivables you purchase from others.

    (l) "Receivables" (or "Receivable" in the singular) shall mean and include all accounts, and all other obligations of customers of ours arising out of the sale and delivery of goods by us or the rendition of services by us, whether now existing or hereafter created.

    (m) "Republic Reference Rate" shall mean the lending rate established by Republic National Bank of New York from time to time at its principal domestic office as its reference lending rate for domestic commercial loans.

    (n) "Settlement Date" shall mean with respect to each Receivable the first to occur of (1) the Deposit Date of payment on such Receivable or (2) if you have assumed the risk of nonpayment under Section 1B above, 150 days after the due date of such Receivable, provided such Receivable has not at any time been subject to any Dispute.

    16.     TERM AND EVENTS OF DEFAULT:

    A. This Agreement shall continue in full force and effect until two years from the effective date hereof and from year to year thereafter unless terminated by you or unless we notify you of our desire to terminate this Agreement effective on its anniversary date in any year by giving you at least sixty (60) days' prior written notice. You shall have the right to terminate this Agreement at any time upon sixty (60) days' prior written notice. Termination shall be effective by the mailing by certified mail, return receipt requested of a letter of notice addressed by either of us to the other specifying the date of termination. Notwithstanding the foregoing, you may terminate this Agreement without notice upon the occurrence of any Event of Default. On termination for any reason, all Obligations shall, unless and to the extent that you otherwise elect, become immediately due and payable without notice or demand. Any of the following events with respect to us or any guarantor of any Obligations shall constitute an "Event of Default" hereunder: default in the payment or performance of any Obligation owing to you or any of your Affiliates when due, including without limitation the failure to pay to you the amount of any net debit balance due from us and any unpaid interest thereon after demand therefor has been made; we or any of them commit any breach of or default in the performance of any other covenant or agreement contained in this Agreement or in any other instrument or agreement with or in favor of you or your Affiliates; any representation or warranty made by us or any of them in this Agreement or in any other instrument or agreement with or in favor of you or your Affiliates shall prove to be inaccurate or untrue; any partner (if we or any of them is a partnership) shall die or otherwise withdraw from the partnership; death (if we or any of them is a natural person) or dissolution (if we or any of them is a corporation); we or any of them shall commence any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to us or any of them, or seeking to adjudicate us or any of them a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to us or any of them or any of their debts, or seeking appointment of a receiver, trustee, custodian or other similar official for us or any of them or for all or any substantial part of the assets of us or any of them, or we or any of them shall make a general assignment for the benefit of its creditors, or there shall be commenced against us or any of them any case, proceeding or other action of a nature referred to in this clause; there shall be commenced against us or any of them any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of us or any of them which results in the entry of an order for any such relief, or we or any of them shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this clause; we or any of them shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; entry of a judgment against us or any of them in excess of $100,000.00; failure to pay or remit any tax when assessed or due; making a bulk transfer or sending notice of intent to do so; granting any security interest (other than to you) but excluding the granting any security interest in our equipment; suspension or liquidation of the usual business of us or any of them; failing to furnish you with any requested financial information or failing to permit inspection of books or records by you or any of your agents, attorneys or accountants; the occurrence of a default or event of default under any guarantee or security agreement guaranteeing or securing any Obligations, or the termination or purported termination of any thereof; we or any of them (if a corporation) shall become a party to any merger or consolidation without your prior written consent other, excluding any merger or consolidation by and between us and our affiliates; or control of us or any of them (if a corporation or partnership) shall change, which shall mean that in one or a series of related transactions, (i) a sale of all or substantially all of our assets, (ii) merger or consolidation (other than between or among us and our affiliates) pursuant to which we are not the surviving entity and the holders of our capital stock prior to such transaction hold less than 50% of the capital stock of the resulting entity, or (iii) a transfer or disposition of a majority of our capital stock other than between or among us and our affiliates.

    B. Notwithstanding any termination hereof, this Agreement shall nevertheless continue in full force and effect as to, and be binding upon us, after any termination, until we have fully paid, performed and satisfied all of the Obligations, no matter how or when arising and whether under this or any other agreement.

    17. REMEDIES: Upon the occurrence of any Event of Default, you shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all Collateral, such rights and remedies being in addition to all of your other rights and remedies provided for herein or in any other agreement between us, and further, you may, at any time or times, after the occurrence of any such Event of Default, sell and deliver any and all other Collateral held by you or for you at public or private sale, in one or more sales or parcels, at such prices and upon such terms as you may deem best, and for cash or on credit or for future delivery, without your assumption of any credit risk, and at public or private sales, as you may deem appropriate. If reasonable notice of the time and place of such sale is required under applicable law, such requirement shall be met if any such notice is mailed, postage prepaid, to our address shown on the cover page hereof, or the last shown address in your records, at least five (5) days before the time of the sale or disposition thereof. You may be the purchaser at any sale, if it is public, free from any right of redemption, which, to the extent permitted by law, we also hereby expressly waive. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees and disbursements, and then to the payment (in such order as you may elect) of all Obligations. You will return any excess to us and we shall remain liable to you for any deficiency. Your rights and remedies under this Agreement will be cumulative and not exclusive of any other rights or remedies which you may otherwise have. The provisions of this Section 17 shall survive any termination of this Agreement.

    18. APPLICABLE LAW, ARBITRATION, JURISDICTION, STATUTE OF LIMITATIONS, WAIVER OF JURY TRIAL:

    A. This Agreement is made in the State of New York and shall be governed by and construed in accordance with the laws of said State, without regard to conflict of laws principles.

    B. WE AGREE THAT ANY, DISPUTE, CLAIM OR CONTROVERSY BETWEEN YOU AND US, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("CLAIM" OR "CLAIMS") SHALL, AT YOUR ELECTION, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 18B. Such election may be made at any time prior to the commencement of a judicial proceeding by you, or in the event of a judicial proceeding instituted by us at any time prior to the last day to answer and/or respond to a summons and/or complaint made by us (or within thirty (30) days after the rendition of an order on any motion by you based upon the statute of limitations). The provisions of this Section 18B apply to and include all claims arising out of or in connection with i) this Agreement or any related agreements or instruments, ii) all past, present and future agreements involving you or us, iii) any transaction related to this Agreement and all past, present and future transactions involving you and us, and iv) any aspect of the past, present or future relationship between you or us. You may elect to require arbitration of any Claim with us without thereby being required to arbitrate all Claims between you and us. Any such Claim shall be resolved by binding arbitration in accordance with the Arbitration Law of the State of New York and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this Section 18B. In any arbitration proceeding subject to this Section 18B, the arbitrator is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party nor shall the arbitrator have the power or authority to alter or modify any express provision of this Agreement or any other agreement heretofore or hereafter entered into between us, all of which agreements are hereby incorporated in this arbitration provision. Judgment upon the arbitration award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the arbitrator(s) shall be selected in the manner provided in this Section 18B. No provision of, nor the exercise of any rights under this Section 18B shall limit your rights i) to foreclose against collateral pursuant to applicable provisions of the Uniform Commercial Code or otherwise herein pursuant to applicable law, ii) to exercise self-help remedies including, but not limited to, set off and repossession, or iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including, but not limited to, injunctive or mandatory relief. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver by you, even if you are a plaintiff, of your right to submit the Claim to arbitration if you would otherwise have such right. Whenever an arbitration is required under this Section 18B, the arbitrator(s) shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any Claim of $100,000.00 or less and he or she shall be a Certified Public Accountant with at least five years experience in such profession. Where a Claim of any party exceeds $100,000.00, the Claim shall be decided by a majority of three arbitrators, at least two of whom shall be Certified Public Accountants (at least one of whom shall have not less than five years experience in such profession). The arbitrator(s) shall have the power to award recovery of all costs and fees (including attorney's fees, administrative fees, arbitrator(s)'s fees and, if applicable, court costs) to the prevailing party. In the event of any Claim governed by this Section 18B, each of the parties shall, subject to the award of the arbitrator(s), pay an equal share of the arbitrator(s)'s fees.

    C. We agree that any Claim or cause of action by us against you, or any of your directors, officers, employees, agents, accountants or attorneys, based on, arising from or relating in any way to this Agreement, or any supplement or amendment hereto, or any other present or future agreement between us, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter whatsoever shall be barred unless asserted by us by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such Claim or cause of action, or any part thereof, is based, and the service of a summons and complaint upon one of your officers, within thirty (30) days thereafter. We agree that said one year period is a reasonable and sufficient time for us to investigate and act upon such Claim or cause of action. Said one year period shall not be waived, tolled or extended except by specific written consent by you.

    D. In performing your obligations under this Agreement, you shall be liable to us for only your gross negligence or willful misconduct. No person or entity shall be a third party beneficiary of any of our rights or claims under this Agreement and in particular, but not by way of limitation, you shall not be liable to any third party or for any act or omission by you or any third party including, without limitation, the inability or failure of any third party to effect a transfer in accordance with our instructions due to mechanical, computer or electrical failures or for any other reason beyond your control.
You shall have no obligation to pursue, or assist us in pursuing, any claim we may have against any third party. In no event, shall you be liable for special, punitive, indirect or consequential damages, nor shall any action or inaction on your part, constitute a waiver by you of any cause of action or defense.

    E. As a material part of the consideration to you to enter into this Agreement, we (1) agree that, at your option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to this Agreement shall be litigated exclusively in the Supreme Court of the State of New York, County of New York, (2) consent to the jurisdiction of such court and consent to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (3) waive any and all rights to transfer or change the venue of any such action or proceeding to any other court.

    F. The headings of various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

    G. This Agreement and the other written documents previously or now executed in connection herewith are the entire and only agreements between us with respect to the subject matter hereof, and all oral representations, agreements and undertakings, previously or contemporaneously made, which are not set forth herein or therein, are superseded hereby and thereby. The provisions of this
Section 18 shall survive any termination of this Agreement.

    H. YOU AND WE EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING FROM, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT, OR ANY SUPPLEMENT OR AMENDMENT HERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN YOU AND US; OR (III) ANY CONDUCT, ACTS OR OMISSIONS BY YOU OR US OR ANY OF YOUR OR OUR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH YOU OR US; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Very truly yours,

JENNA LANE POLO ASSOCIATION, LTD.

By:    /S/ Mitchell Dobies
Title: Co-Chairman

ATTEST:


[SEAL]


ACCEPTED AT NEW YORK, NEW YORK

ON JULY 14, 1998


REPUBLIC BUSINESS CREDIT CORPORATION


By:    /S/ Jeffrey Kremberg
Title: Vice President

                         SECRETARY'S CERTIFICATE

    RESOLVED, that the President, Vice President, Treasurer or other officer or any agent of this Corporation, or any one or more of them, be and they hereby are authorized and empowered, acting singly, to enter into and execute on behalf of this Corporation an agreement with Republic Business Credit Corporation (hereinafter called "Factor") relating to the sale, granting of a security interest, pledge, assignment, negotiation and guarantee to said Factor of accounts, instruments, documents, contract rights, notes, bills, general intangibles, chattel paper, acceptances and all other forms of obligations, collectively referred to as "Receivables", and/or relating to the consignment, pledge, mortgage or other hypothecation of any merchandise or other property, now or hereafter belonging to or acquired by this Corporation, to or with said Factor and the borrowing of moneys and obtaining of credit from time to time from said Factor, and from time to time to modify or supplement said agreement and to make and modify, or supplement arrangements with said Factor, as to the terms or conditions on which such Receivables are to be pledged, assigned, negotiated or guaranteed to said Factor, and as to the terms or conditions on which merchandise or other property, now or hereafter belonging to or acquired by this Corporation, may be consigned, pledged, mortgaged or otherwise hypothecated to or with said Factor, and as to the terms and conditions on which such sums may be borrowed and credit obtained, and they and each of them and any person or persons hereafter and from time to time designated by any of them to act for this Corporation are hereby further authorized and empowered from time to time to assign, transfer, deliver, endorse, negotiate or otherwise transfer and/or guarantee to said Factor and its assigns any and all Receivables now or hereafter belonging to or acquired by this Corporation and for said purposes to execute and deliver any and all assignments, schedules, transfers, endorsements, contracts, guarantees, agreements or other instruments in respect thereof and to make remittances and payments in respect thereof by checks, drafts or otherwise, and they are further authorized and empowered from time to time to consign, designate, pledge, mortgage or otherwise hypothecate to or with said Factor merchandise or other property now or hereafter belonging to or acquired by this Corporation and to borrow money or obtain credit from said Factor and for said purposes to execute and deliver any and all consignments, security agreements, financing statements, designations, schedules, mortgages, agreements, instruments of pledge, notes and/or other instruments in respect thereof, and to do and perform all such other acts and things deemed by such officer or agent necessary, convenient or proper to carry out, modify or supplement any such agreement and arrangements made with said Factor, hereby ratifying, approving and confirming all that any of said officers or agents have done or may do in the premises.

I, Kathleen Dresssel, do hereby certify that I am the Secretary of JENNA LANE POLO ASSOCIATION, LTD., a corporation organized and existing under and by virtue of the laws of the State of Delaware, having its principal place of business at 2559 B Route 130 South, Cranbury, New Jersey 08512, that I am the keeper of the corporate records and the seal of said Corporation; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said Corporation duly convened and held in accordance with its by-laws and the laws of said State at the principal place of business of said Corporation set forth above, on the 14 day of July, 1998, as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolutions recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; and that the within and foregoing agreement referred to in said resolution was duly executed pursuant thereto.

    I do further certify that the following are the names and specimen signatures of the officers and agents of said Corporation, so empowered and authorized, namely:


Chairman                  Mitchell Dobies                 /S/ Mitchell Dobies
                                                            (Signature)

Chairman                  Charles Sobel                   /S/ Charles Sobel
                                                            (Signature)

Secretary:                Kathleen Dressel                /S/ Kathleen Dressel
                                                            (Signature)


    Witness my hand and seal of said Corporation this 14 day of July, 1998

(Affix corporate seal here)

                                                /s/ Kathleen Dressel
                                                (Secretary of said Corporation)